[NATIONAL OILWELL VARCO LOGO]

                                                      December 8, 2005

                                OPTION AGREEMENT
                 NATIONAL-OILWELL, L.P. AND UNION DRILLING INC.

This option agreement is made and entered into this 8th day of December, 2005 between Union Drilling Inc. (UDI) with offices at South Pittsburgh Technology
Park, 3117 Washington Pike, Bridgeville, PA. 15017, and National Oilwell L.P
(NOV) with offices at 10000 Richmond Ave, Houston, Texas 77042, in consideration of the mutual promises covenants and agreements herein set forth. The parties agree as set forth below:

Agreement:

The parties agree to include the following terms:

1. Upon execution of the Purchase Sale Agreement, UDI will have the option to purchase three (3) Ideal Rigs per NOV quotation NOI-11283-DWK for a deposit of $1,000,000.00 (one million dollars) which is to be received on or before
   December 15, 2005.

2. The deposit will be applicable to the three purchase but non-refundable should Union Drilling elect not to proceed on the three rig purchase on or before April 30, 2006.

3. The three Ideal Rigs will be scheduled for delivery in September, October and
   November 2006.

NATIONAL OILWELL L.P.                          UNION DRILLING COMPANY

/s/ David Crumpler                             /s/ J. Michael Poole
----------------------------------             ---------------------------------
David Crumpler                                 J. Michael Poole
V.P. Sales and Marketing                       Executive V.P./ Operations

[NATIONAL OILWELL VARCO LOGO]                                   PROPOSAL

[GRAPHIC OMITTED]
[GRAPHIC OMITTED]

               NATIONAL OILWELL VARCO IDEAL 1500 (DC) RIG PACKAGE

                                  PREPARED FOR:

                                 UNION DRILLING

                                    PROJECT:
                                      NONE
                                NOI PROPOSAL REF:
                                  NOI-11283-DWK

                                    12/08/05

THIS PROPOSAL IS SUBJECT TO OUR STANDARD AND ANY SPECIAL TERMS AND CONDITIONS OF
SALE.

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

                                                                 OUR REFERENCE:
                                                                 NOI-11283-DWK
                                                                 YOUR REFERENCE:
                                                                 NONE

UNION DRILLING

National Oilwell Varco is pleased to offer our equipment detailed in the following proposal.

A minimum 30% non refundable down payment required at time of order, 50% at time of Rig-Up with balance at time of shipment (ex-works). These prices are valid for 30 days and will remain firm through delivery, subject to receipt of written purchase order.

Deliveries of the Ideal Rig Packages are to be confirmed by Product Line Manager at time of order placement. As of this date, subject to prior sale, packages are available XXXXXX (ex-works, Houston Facility) based on Standard Ideal Rig
Packages.

This quote is for standard production equipment and uses National Oilwell Varco standard components. Third party and/or regulator agency requirements are not considered part of standard production equipment and if required, may result in increased costs.

This quote does not provide for, nor include documentation or third party certification. Charges for such certification, if required, will be quoted upon definition of your requirements

Thank you for considering National Oilwell Varco.

Best Regards,

                                  Page 2 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
                                  SECTION RECAP

                         PROPOSAL CURRENCY: U.S. DOLLARS

1. IDEAL RIG 1500                                                 $25,096,650.00
2. COMMISSIONING & STARTUP ON SITE                                    $56,100.00

TOTAL                                                             $25,152,750.00

                                  Page 3 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
                            SECTION 1 IDEAL RIG 1500

1.1      IDEAL 1500 STANDARD RIG PACKAGE          $8,365,550.00   $25,096,650.00
         QTY. 3 EA. IDEAL-1500 (DC)
         STANDARD IDEAL 1500 RIG PACKAGE

         IDEAL(TM) RIG SYSTEM

         The Ideal(TM) Rig, rated @ 1500 HP, can drill up to depths of 18,000
         ft., encompassing a wide array of features and benefits.

         Designed and manufactured to achieve extraordinary gains in drilling efficiencies for light, safe and efficient rapid deployment.

         Enhanced safety features including low-set drawworks. All assembly labor is performed at ground level with more inherently safe assembly techniques.

         National Oilwell quality, reliability and support through National
         Oilwell worldwide network of parts and service locations.

         Please note: Standard Ideal 1500 rig package is not intended for extreme weather operation.

         The IDEAL(TM) SYSTEM package comes complete with the following equipment:

         DRAWWORKS
         FAST MOVING RIG
         TRAVELING EQUIPMENT
         ROTARY EQUIPMENT
         ELECTRICAL POWER SYSTEM
         MUD PUMPS
         MUD SYSTEM
         HIGH PRESSURE MUD PIPING
         BOP CONTROL AND CLOSING SYSTEM
         INSTRUMENTATION
         AIR SYSTEM
         FUEL SYSTEM
         ELECTRICAL RIG-UP
         MECHANICAL RIG-UP
         MISCELLANEOUS EQUIPMENT

                            DRAWWORKS EQUIPMENT GROUP

                                  Page 4 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
         Qty. 1 EA. JC50D Drawworks
              LS-NOW model JC50D drawworks (without sandline drum), rated
                  1500HP, with:
              o 685mm Dia., 1245mm long grooved drum for 1-3/8" line
              o Integral dual electric motor drive
              o Disengaging auxiliary brake coupling
              o Four hoisting speeds
              o Disc brake system with water cooled discs, hydraulic service calipers and spring set emergency calipers, including H.P.U.
              o LT1170/250T low speed drum shaft clutch
              o LT1070/200T high speed drum shaft clutch
              o Two wire line turnbacks
              o Air-operated controls located at drillers position
              o All necessary chains except rotary table drive

              All air and hydraulic to terminate at a bulkhead on the drawworks skid. Panel will be remote mounted and provisions for fast moving disconnects of supply lines to panel are designed into the drawworks skid.

         Qty. 1 EA. LS-DWWK-CONT Drawworks Console
              LS-NOW to provide standard panel with instrumentation and control used when LS-NOW is integrating their drawworks and their vendor's disc brake. All controls, motors, instrumentation, transformers, electrical items 60 HZ. All instrumentation in imperial units, all labels in English. Panel to will be integrated with the other rig controls in the remote mounted at driller's position in the
              Doghouse.

         Qty. 1 EA. DS50-BC
              Brake Cradle
              For LS-NOW model DS50 eddy current brake installed on LS-NOW Model
              JC50D Drawworks.

         Qty. 1 EA. DS50 Auxiliary Electric Brake
              LS-NOW DS50 Eddy Current Brake
                  o    Rated brake torque                       60.76 KNm
                  o    Applicable drilling range                3500-5000m
                  o    Max. exciting power                      12 KW
                  o    Exciting coil insulation class/No.       H/4
                  o    Cooling water flow rate                  285L/min

                                  Page 5 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
                  o    Max. temperature of inlet water          42 (degree)C
                  o    Max. temperature of outlet water         72(degree) C
                  o    Weight                                   7285 kg

              C/W one(1)  503 water cooling unit

         Qty. 1 EA. DS50-MC
              Mounting Charge
              Mounting charge for LS-NOW DS50 auxiliary electrical brake.

         Qty. 1 EA. MODEL 2025A-LS
              Brake Control System
              National Oilwell Model 2025-A Primary Brake Control System, for
              application with a Model 6032 Eddy Current Brake. The system shall consist of the following:

                  o    Model 59926, 2025-A With H20 Alarm
                  o    Model 55858 Driller's Control Unit. (Intrinsically Safe)
                  o    Model 55860 Power Selector Unit (Intrinsically Safe)
                  o    6600-32-0198  Power  Transformer,  3 Phase,  30 kVA,
                       60 Hz, 480 Volt AC Primary,  220 Volt AC Secondary
                       (Drip-Proof)

         Qty. 1 EA. MODEL 2025A-MS
              Brake Water Cooling Monitor System
              Baylor designed brake cooling water monitor system to monitor eddy current brake cooling water flow and temperature and provide an alarm for insufficient cooling water inlet flow rate and high cooling water outlet water temperature. In the event of either low cooling water flow or high cooling water temperature an alarm bell and red alarm and red alarm lamp will be activated.

              The system consists of the following:

              (2) Cooling water flow switches (intrinsically safe)
              (1) Cooling water temperature switch (intrinsically safe)
              (1) Set installation hardware
              (3) Installation/maintenance manuals

                  o    Model 57064, Flow Switch
                  o    Model 56236 Temp Sensor
                  o    Model 59924 Brake Sensor Junction Box

              Display to be integrated with SDI and read out on the monitor at the

                                  Page 6 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

              driller's position.

         Qty. 2 EA. YZ08/YZ08A Drilling Motor - Drawworks Yongji YZ08/YZ08A
              drilling motor.

              SPECIFICATIONS
                  o    Rated power:                      800 KW
                  o    Rated voltage:                    750 V
                  o    Rated current:                    1150 A
                  o    Rated speed:                      970 RPM
                  o    Rated torque                      8033.7 N.m
                  o    Max. current:                     1600A
                  o    Max. torque:                      12206.4 N.m
                  o    Exciting type                     series
                  o    Insulation class                  H
                  o    Cooling type:                     Air forced ventilation
                  o    Ex-proof type:                    Air pressurization
                  o    Weight:                           3200 kg

              FEATURES
                  o    Self excited series field
                  o    Single shaft extension with standard hub
                  o    Pressurized connection box with bolts for connecting
                       armature & field cables
                  o    High current, powerful torque and wide speed adjusting
                       range at constant power
                  o    C/W blower driven by 15HP ex-proof AC motor, 460V, 60Hz
                       and 230V spacer heater.

         Qty. 1 EA. CBS-1 Crown Block Saver
              LS-NOW type Toggle Valve, adjustable support and air piping.

              FEATURES
              Safety shut off device to limit block travel, installed on drawworks to actuate main drum brake when required travel is reached.

                                FAST MOVING RIG

         Qty. 1 EA. LS-IDEAL-1500
              Fast Moving Rig

                                  Page 7 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

              Mast
                  o    Mast 142' height x 750,000# hook load capacity, upper and
                       lower section. Crown, jib boom, ladder & racking board
                       included. Upper section to contain block and reserve line
                       spool while in transit, lower section to contain top
                       drive while in transit. Crown contains (5) 50" sheaves,
                       (1) 60" fast line sheave and (2) 42" deadline sheaves.
                  o    Ramp/Rail style mast raising system includes truck
                       mounted mast alignment mechanism.
                  o    Dual mast stand (API Monogrammed).

                  Substructure
                  o    25' slingshot substructure, hydraulic cylinder raising,
                       with pipe ramp and 3-stairs, bop handling rail.

              Drawworks Master Skid W/ 2 Mast Raising Cylinders and Brakewater
              Cooling Unit Reservoir, & Piping
                  o    Skid contains 282 bbl integral brake water cooling unit
                       reservoir, brake water cooling pumps and piping are
                       mounted on the skid, the drawworks mounts on the skid,
                       the mast raising cylinders pin to and rest in cradles on
                       the skid when not in use.

                  (Mast and substructure API monogrammed.)

         Qty. 1 EA. 2302043
              Hydraulic Power Unit
              Self-contained skid mounted hydraulic power unit with two
              hydraulic pumps. The first hydraulic pump is driven by a diesel engine and the second hydraulic pump is driven by a
              explosion-proof electric motor. Diesel engine and/or electric motor driven hydraulic pumps can be used separately or
              in-conjunction to power the hydraulic system

              Dual Electric/Diesel Hydraulic Power Unit consisting of the following:

              Hydraulic Pumps:
                  (1)  Variable displacement pressure compensated piston pump
                       (electric)
                       Flow:                         40GPM @ 1800 RPM
                       Pressure:                     3000 PSI

                  (1)  Variable displacement pressure compensated through drive tandem piston pumps (diesel)

                       Flow:                         65GPM @ 2300 RPM
                       Pressure:                     3000 PSI

                                  Page 8 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

                  (2)  Gear pump (Circulation pump)
                       Displacement:          2 CIR

              Hydraulic Control Manifold and Components:
                       No Pressure Filter
                  (3)  20 SAE outlet ports
                  (4)  24 SAE return ports
                  (2)  0-5000 PSI pressure gauges

                  o    Hydraulic reservoir stainless steel 60 US gallons with
                       all accessories.
                  o    Diesel Fuel Tank Stainless steel 150 gallons with all
                       accessories
                  o    Pump to motor adapters and coupling sets
                  o    In tank return line filter housing and element 10 micron
                       absolute
                  o    3500 PSI relief valve (flanged mounted)
                  o    Flange mounted check valves
                  o    Hydraulic fan driven air to oil cooler
                  o    Tank mounted suction filters for pump supply
                  o    Low level and high temp shutdown

              Diesel Motor:
                  o    BF6L914
                  o    195HP @ 2300 RPM
                  o    Air cooled 6 cylinder four stroke
                  o    12 volt starter
                  o    SAE C pump adapter & drive plate

              Electric Items:
                  (1) 75 HP 1800 RPM 365TC 460 volt C face (Class 1, Div 2 G-D)
                  (1) Remote stop/start station

              Skid:
                  o    A36 carbon steel skid
                  o    Oilfield skid with roll-off ends
                  o    Drip drain with drain valve

              Assembly:
                  o    All fittings and hose ends will be carbon steel.
                  o    Label all connections, pressure and supply indication
                       points
                  o    Sand blast and paint all components including the skid
                  o    Assembly and testing of the HPU

              Notes:
                  1. All electric motors are 60 HZ.
                  2. All gauges and instrumentation to display imperial units.
                  3. All Equipment name plates to be in English

                                  Page 9 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

                  4. Five (5) copies of Operation and Maintenance manuals in
                     English)

         Qty. 1 EA. STDPIPE-1
              4", 5000psi WP Standpipe

         Qty. 1 EA. SPM-1
              Standpipe Manifold
              One (1) Single 4" standpipe manifold to connect to standpipe.

              Manifold Consisting of:
                  o One (1) 4" 5,000# WP BW mud gate valve
                  o One (1) 2" 5,000# WP WN mud gate valve (kill, fill)
                  o Two (2) 4" fig 1002 hammer unions
                  o One (1) 2" connection for pressure gauge with 1002 hammer union
                  o One (1) 2" 1502 hammer union & wing nut connection for
                    pressure transducer.
                  o One (1) Pressure gauge 0-6000# 2" NPT connection o Includes
                    X-ray, hydrotest and paint.

         Qty. 1 EA. VH-1
              Vibrator Hose
              Connects standpipe manifold to drill floor connection.

         Qty. 2 EA. TWB-1
              Tong Weight Box
              Complete with pulleys and lines, LESS weight material.

         Qty. 1 EA. 2300-0-EP
              Safety Climbing Device
              Mast ladder safety climb with three safety belts. Rope lock
              2300-0-EP with 5/8" line.

         Qty. 3 EA. CB-TS
              Climbing Belt, Complete with Tail Rope

         Qty. 1 EA. DLS-H-5000-1-3/8 Drill Line Spooler
              Hydraulic Powered Drill Line Stand designed to accommodate steel reel

                                  Page 10 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

              with 5000 Ft. 1-3/8" Drill Line.

         Qty. 5000 FT 800091-1-3/8
              1-3/8" Drilling line, 6X19, EIPS-PF-RI, IWRC

         Qty. 1 EA. WC-D-BOPH Bop Beams
              Trolley rail on Sub for hoisting and positioning BOP stack.

         Qty. 1 EA. MR-CB-2CYLXHC
              National Oilwell Two Cylinder Hydraulic Catworks
              Hydraulic catworks mounted in mast. Individual hydraulic makeup &
              breakout cylinders. Includes all wire line and all hydraulic piping for the two cylinder catworks.

              SPECIFICATIONS

                  o    Breakout and Makeup Cylinders - 4" Bore x 8' Stroke
                  o    Maximum Speed - 67' Per Min. at 35 GPM
                  o    Maximum Pull - 20,000# at 2,000 PSI

         Qty. 1 EA. Q250 Spinning Wrench, Q250
                  Air Spinner:                                12cubic meters/min
                  Applicable Pipe:                            3-1/2" - 10"
                  Norm Power:                                 16HP
                  Spinning Speed:                             108-38 rpm
                  Spinning Torque:                            1094-2500 NM

         Qty. 1 EA. HYD-PIPING
              Hydraulic Piping for Mast and Substructure
              For mast and substructure raising/lowering and other hydraulic functions (not including top drive).

         Qty. 1 EA. LFLH-75-C-8C-R-PVF
              National Oilwell Dreco Rotary Slip Deadline Anchor, Lug Type Floor
              Mount

              Drum is designed to rotate completely around the shaft during line slipping.

                                  Page 11 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

              (National Oilwell Dreco Exclusive)
              Drum design includes a lead in groove to a smooth surface. Rollers guide the line across the drum surface as the drum rotates.

              Designed and Manufactured to API 8C, PSL-1

              For 1-3/8" Wireline size.
              Has double clamp for use with PVF wireline.
              Have lugs for mounting to floor with two pins.

                Model:                             LFLH-75-C-8C-R-PVF
                Mounting:                          Lug Floor Mount
                Orientation:                       Left Hand
                Load Cell (Not Supplied):          E-551 Compression Type
                Maximum Deadline Load:             75,000 LBS. (34 mT)
                Drum Diameter:                     24" (609.6mm)
                Approximate Weight:                2212 LBS. (1005 kg)
                Coating:                           Three Coat Epoxy Paint System
                Standard color:                    White

                               TRAVELING EQUIPMENT

         Qty. 1 EA. YC450
              LS-NOW Model YC450 Traveling Block

              FEATURES
                  o    Heavy steel fabricated main frame
                  o    Heavy wireline guards
                  o    Steel sheaves with induction hardened API wireline
                       grooves
                  o    Tapered roller bearings in sheaves
                  o    Oil quenched and tempered alloy steel shaft with
                       individual grease passages to each bearing
                  o    High strength steel becket
                  o    Designed to API standard 8A

              SPECIFICATIONS
                  o    Model:                                 YC450
                  o    Max. hook load:                        4500KN
                  o    Number of sheaves:                     6
                  o    Sheave diameter:                       1524mm (60")
                  o    Shaft diameter:                        254mm (10")
                  o    Wireline size:                         1-3/8"
                  o    Approximate length:                    3075mm
                  o    Approximate width:                     1600mm

                                  Page 12 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
                  o    Approximate depth:                     800mm
                  o    Approximate weight:                    8135kg

         Qty. 1 EA. DG450
              LS-NOW model DG450 Hook

              Complete with conventional bail, safety positioner, built in hydraulic snubber and rotation lock.

              Built to API 8A
                  Max. hook load:                             4500KN
                  Overall dimensions (L x W x H mm):          2950 x 890 x 883
                  Weight:                                     3496kg

         Qty. 1 EA. SL-450-5
              Ls-National Oilwell Model Sl-450-5 Spinning Swivel

              With spinning function.

              Equipped with standard bails.

              The wash pipe and packing assembly are cartridge type and can be replaced on the floor without disconnecting the rotary hose and/or gooseneck.

              The gooseneck is provided with an outlet for wireline logging.

              Equipped with 4" API hose connection.

              Conforms to API specification 8A.

              Maximum Static Load Rating              458.87 tonne (505.82 tons)
              Maximum Speed                           300 RPM
              Maximum Working Pressure                35 MPa (5,000 PSI)

              Hook Clearance over the Gooseneck 549 mm (21.6 in.)

                  Diameter of Stem                            75 mm (2.95 in.)
                  Coupling Thread to Stem                     7-5/8" Reg. LH
                  Coupling Thread to Kelly                    6-5/8" Reg. LH

              Manufactured in China at Lanzhou LS-National Oilwell Facility

                  o Spinner controls mounted at drillers position.

                                  Page 13 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

         Qty. 1 PKG EV-LK
              350 Ton Elevator Links, Capacity 350T, size 108" API 8A.

                                ROTARY EQUIPMENT

         Qty. 1  ZP-375
              Lanzhou LS/National Oilwell 37-1/2" Rotary Table

                  o    Built to API 7K
                  o    Opening dia.                     952.5 mm (37-1/2")
                  o    Static load rating               5858 KN (1,300,000 lbs)
                  o    Max. working torque              32362 Nm (23,900ft-lbs)
                  o    Weight                           7548 kg

         Qty. 1 EA. IRD-LS-NOW
              Independent rotary drive for LS-NOW ZP375 rotary table includes:

                  o    Coupling, with Spacer, between Rotary and Transmission
                  o    2-Speed IRD Transmission (Roller Chain Type)
                  o    Coupling between Transmission and DC Motor
                  o    Inertia Brake for IRD Components

              Above components to be assembled with rotary and motor (not included) as one unit. Above modified to directly mount drive in substructure.

         Qty. 1
              Full Guard, Included in Item. IRD-LS-NOW

         Qty. 1 EA. YZ08/YZ08A
              Motor - Rotary Table
              Yongji YZ08/YZ08A drilling motor.

              SPECIFICATIONS
                  o    Rated power:                     800 KW
                  o    Rated voltage:                   750 V
                  o    Rated current:                   1150 A
                  o    Rated speed:                     970 RPM
                  o    Rated torque                     8033.7 N.m
                  o    Max. current:                    1600A
                  o    Max. torque:                     12206.4 N.m

                                  Page 14 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
                  o    Exciting type                    series
                  o    Insulation class                 H
                  o    Cooling type:                    Air forced ventilation
                  o    Ex-proof type:                   Air pressurization
                  o    Weight:                          3200 kg

              FEATURES
                  o    Self excited series field
                  o    Single shaft extension with standard hub
                  o    Pressurized connection box with bolts for connecting
                       armature & field cables
                  o    High current, powerful torque and wide speed adjusting
                       range at constant power
                  o    C/W blower driven by 15HP ex-proof AC motor, 460V, 60Hz
                       and 230V spacer heater.

         Qty. 1 EA. D1636
              Assembly of LS-NOW rotary drive components, motor & rotary table into substructure.

         Qty. 1 EA.
              Master Bushing Bowl
              LS-NOW split body pin drive master bushing for ZP375 rotary table, complete with API No.3 bowl, lifting sling, and bit breaker plate for ZP375 rotary table.

         Qty. 1 EA.
              Master Bushing Bowl
              LS-NOW  No. 2 Bowl for 10- 3/4" and 9 -5/8" Pipe.

         Qty. 1 EA.
              Master Bushing Bowl
              LS-NOW No. 1 Bowl for 13-3/8" and 11- 3/4" Pipe

         Qty. 1 EA.
              Split Casing Bushing
              LS-NOW 37-1/2" x 20" Split casing bushing for LS-NOW 37-1/2"
              Rotary Table

         Qty. 1 EA.

                                  Page 15 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

              Kelly Bushing
              LS-NOW pin drive roller Kelly bushing for 5-1/4" HEX KELLY

         Qty. 1 EA.
              Hex Kelly
              5-1/4"x40' hex. Kelly.  (5" Drill pipe), Drill Pipe connection
              NC50- 4-1/2IF.

         Qty. 1 EA.
              Upper Kelly Valve
              Mudanjiang Petro. machinery plant mode Griffith LKV-724 Kelly
              Valve, 7-3/4" OD / 3-1/16" ID 6-5/8" reg LH (Upper)

                             ELECTRICAL POWER SYSTEM

         Qty. 1 EA. 6715-00
              SCR House
              System Description

              Item     Qty     Description
              1        3       Detroit Diesel V-1600 engines driving a 1750 kVA,
                               600 VAC, 60 Hz generator.
              2        1       1500 HP Drawworks, driven by two (2) series wound
                               Yongi DC motors.
              3        2       1600 HP Mud Pumps, each driven by two (2) series
                               wound Yongi DC motors.
              4        1       1000 HP Rotary Table driven by one (1) series
                               wound Yongi DC motor.

                  SCOPE OF NATIONAL OILWELL SUPPLIED EQUIPMENT

              National Oilwell to provide the following equipment
              Item     Qty     Description
              1        4       Model 1400 SCR control cubicles
              2        3       Model 1400 Engine/Generator control cubicles
              3        1       Blank cubicle for future Gen Control
              4        1       Synchronizing system
              5        1       Ground detection system
              6        1       Hands off circuit
              7        1       Power limit system
              8        1       PLC System
              9        1       Driller's console
              10       1       Driller's foot throttle

                                  Page 16 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
              11       1       Drawworks dynamic brake system
              12       1       Baylor Brake Control
              13       1       600 Volt feeder section
              14       1       Transformer section
              15       1       MCC section
              16       1       Power Control House

              1) MODEL 1400 SCR CONTROL CUBICLE
                 NOI will supply four (4) Model 1400 SCR Drive Control cubicles each to include:
                  Item     Qty      Description
                  1        1        AC Input, 1600AF, Stationary Mount, Circuit
                                    Breaker Switch with UV trip and auxiliary
                                    contacts.
                  2        1        Voltmeter, 0 - 1000 VDC
                  3        1        Ammeter, 0 - 2000ADC
                  4        1        SCR "ON" indicating lamp, (Red)
                  5        1        6 pulse, 1800 amp, 750 VDC, vertical air
                                    cooled SCR Bridge. The bridge shall be
                                    protected using semiconductor type fuses
                                    with form C contacts, which are activated
                                    when the fuse opens.
                  6        1        Surge Suppression "ON" Indicating Lamp
                                    (Green). Surge Suppression will be provided
                                    to clamp any transient voltages, which could
                                    be damaging to the SCR devices. The surge
                                    suppressor will consist of a fused set of
                                    metal oxide varistors (MOVs).
                  7        1        Set of DC assignment contactors to allow for
                                    multiple assignments of the bridge.
                  8        1        DC Control Module with:
                                    o   Pulse thyristor-firing circuits with
                                        "Hard Firing" outputs. The synchronizing
                                        signal originates directly from the AC
                                        line so that no pilot generator is
                                        required.
                                    o   High speed current regulator with
                                        twenty-millisecond response. Automatic
                                        current limit load sharing for motors
                                        driving the same shaft and driven by
                                        separate armature supplies no setup or
                                        adjustment required.
                                    o   Individual control of current limit for
                                        all drilling functions. The rotary table
                                        torque limit will be mounted in the
                                        driller's console.
                                    o   Ramp generator on the Drawworks current
                                        regulator to control the rate of rise of
                                        motor torque.
                                    o   Motor speed regulators for the Mud
                                        Pumps, Drawworks, and Rotary Table (Top
                                        Drive). Each regulator will be
                                        interlocked with its related

                                  Page 17 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

                                        assignment contactor.
                                    o   All controls are designed to be
                                        "Foolproof", no preset sequence of
                                        operation is required. The operator may
                                        push any button at any time and the
                                        system will either follow when it is
                                        safe or block the command if it is not
                                        consistent with the operation.
                                    o   Manual firing control for emergency
                                        operation.
                                    o   Thyristor gate suppression at
                                        approximately 150% of the bridge rating.
                                    o   "Zero Throttle Interlock", the hand
                                        throttle must be returned to zero after
                                        an assignment change before the motor
                                        can be powered.
                                    o   Module Fault Finder includes a meter and
                                        switch mounted on the front for
                                        monitoring critical internal voltages

              2) MODEL 1400 ENGINE/GENERATOR CONTROL CUBICLE
                 NOI will supply three (3) Model 1400 Generator Control cubicles each to include:
                  Item     Qty      Description
                  1        1        2000AF, Stationary Mount Circuit Breaker
                                    with LI solid state trip unit, manually
                                    charged, electric closing solenoid, UV
                                    release and necessary auxiliary contacts.
                  2        1        Circuit Breaker Pushbutton "CLOSE"
                  3        1        Ammeter Meter
                  4        1        Kilowatt Meter
                  5        1        Kilovar Meter
                  6        1        Generator Hour Meter
                  7        1        Engine Control Pushbutton "OFF IDLE-RUN"
                  8        1        Generator "RUN" Indicating Lamp (White)
                  9        1        Generator "ON LINE" Indicating Lamp (Red)
                  10       1        Generator Sync Indicating Lamp (Amber)
                  11       1        Manual Engine Speed Adjust Potentiometer
                  12       1        Manual Voltage Adjust Potentiometer
                  13       1        Engine Generator Solid State Control Module
                                    with:

                                    o   Voltage Regulator
                                    o   Electronic Governor Control
                                        -    Response time of .8 second typical
                                        -    Maximum load unbalance between
                                             engines (one hot, one cold) at all
                                             points, no load to full load, +5%
                                             of its rated load
                                        - Working temperature range of
                                        30(degree)C to +50(degree)C - No load to
                                        full load regulation of +1% - Governor
                                        electronics arranged for battery power
                                        to advance throttle for "black start"
                                        capability.

                                  Page 18 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

                                    o    Reactive power is shared between the
                                         generators by reactive power droop
                                         compensation
                                    o    Real power is shared by a master /
                                         slave command line
                                    o    Exciter power supply, 12 amp maximum
                                         current (the exciter current limit is
                                         set to suit the individual exciter)
                                    o    Exciter power supply maximum voltage is
                                         240 volts (this is set by the choices
                                         of the exciter transformer and the
                                         generator self excitation requirements)
                                    o    Protective functions built into the
                                         regulator are:
                                         - Reverse Power Trip
                                         - Under Frequency Trip
                                         - Over voltage Trip
                                         - Over speed Trip
                                         - Frequency / Voltage Scheduled for
                                           Engine Operation at Idle Speeds

              3) BLANK CUBICLE FOR FUTURE GEN CONTROL
                 National Oilwell Varco will supply one (1) blank cubicle for future Gen Control. This cubicle will

              4) SYNCHRONIZING SYSTEM
                 NOI will supply a Synchronizing System that will consist of the following items:
                 Item     Qty     Description
                 1        1       Synchronizing System
                                  (1) - Synchronizing selector switch
                                  (2) - Synchronizing lights (clear)
                                  (1) - Synchroscope
                                  (1) - Synch check relay
                                  (1) - Voltmeter-main bus & Generator (0 750 V)
                                  (1) - Frequency Meter-main bus & Generator
                                        (50 - 70 Hz)

              5) GROUND DETECTION NETWORK
                 NOI will supply a Ground Detection Network consisting of the following items:
                  Item     Qty    Description
                  1        1      Ground Detection Circuit
                                  (3) - Ground Detection Lights
                                  (1) - Percent DC Ground Meter
                                  (1) - Percent AC Ground Meter

                                  Page 19 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
                                    (1) - Test Pushbutton
                                    (1) - Audible Alarm to be mounted on the
                                          exterior of the house
                                    (1) - Strobe Light to be mounted on the
                                          exterior of the house
                                    (1) - Alarm Acknowledge Pushbutton

              6)  HANDS-OFF CIRCUIT (HOC)
                  The HOC will supply power for the engine starting circuit and the pulse pick-up circuit in each of the AC generator control modules. The items included will be:
                  Item     Qty      Description
                  1        1        Set of CPT's.
                  2        1        Set of fuses.
                  3        1        Single-phase diode bridge.
                  4        2        12V Batteries

              7)  POWER LIMIT SYSTEM
                  The Power Limit Circuit will monitor the KW & KVA of each
                  engine generator set. If either of these parameters reach its limits, the Power Limit Circuit will reduce the power being delivered to the loads so that the load on each generator is held at its limit until the loads on the SCR drives are
                  reduced (by other action) to a level below the generator
                  limit. A meter on the Driller's Console indicates percent
                  Power Limit. A warning lamp is illuminated on the Driller's
                  Console at a load level just below the power limit.

              8)  PLC SYSTEM
                  The System Host PLC is a high speed, versatile modular
                  mini-PLC. The PLC is used for serial communication with remote consoles and other rig devices. Additionally, the PLC
                  incorporates the SCR bridge assignment logic. The PLC shall consist of the following.
                  Item     Description
                  1        Siemens S7-300 Modular Mini-PLC
                  2        32 Bit, Fixed & Floating Point CPU
                  3        Up To 1024 Digital Inputs / 1024 Digital Outputs
                  4        Up To 256 Analog Inputs / 256 Analog Outputs
                  5        Complete Instruction Set With "Built-In" Functions
                  6        Built-In Self Diagnostics
                  7        Fiber Optic Communication Capability

              9) DRILLER'S CONSOLE

                                  Page 20 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
                  The console will be constructed of 12-gauge stainless steel and the hand throttle wheels of solid stainless steel. Each hand wheel will drive two (2) independent potentiometers to provide 100% backup of the throttle function. The console will be watertight and include a gasket type door. The console will be equipped with purging for application in a Class I Division
                  2, Group D Hazardous area. A rig air supply fitting will be provided for connection to an external 85 to 150 psi dry air supply. An internal pressure regulator is included to maintain a positive interior pressure relative to the ambient. NOI to supply a driller's console with the following controls and indicators:
                  Item     Qty      Description
                  1        1        SCR Assignment Switch
                  2        1        Rotary Table Speed Control
                  3        1        Rotary Table "FWD OFF REV"
                  4        1        Drawworks Speed Control
                  5        1        Drawworks Switch "FWD OFF REV"
                  6        2        Mud Pump Speed Controls
                  7        2        Mud Pump "ON-OFF" Switch
                  8        1        Rotary Table Torque Limit Selector Switch
                  9        1        Rotary Table Torque Meter Scaled for Amps
                  10       1        PLC "By-Pass" Switch
                  11       1        Power Limit Meter
                  12       3        Generator "ON" Lamps (Red)
                  13       4        SCR "ON" Lamps (Green)
                  14       1        Drawworks Blower "ON" Lamp (White) *
                  15       1        Rotary Table Blower "ON" Lamp (White) *
                  16       2        Mud Pump Blower "ON" Lamps (White) *
                  17       1        Power Limit Lamp (Amber)
                  18       1        Console Purge Loss Lamp (Amber) *
                  19       1        PLC "OK" indicator lamp (Amber)
                  20       1        Ground fault Indication Lamp (Amber) *
                  21       1        Audible alarm activated for items marked (*)
                  22       1        Alarm Silence Button
                  23       1        PLC I/O module for PLC communication
                  24       1        AC Emergency Shutdown Push Button (All
                                    Engine Kill)
                  25       1        DC Emergency Shutdown Push Button
                  26       Lot      Pyle National plugs & receptacles

              10) DRILLER'S FOOT THROTTLE
                  The foot throttle is constructed of 12-gauge No.304 stainless steel throughout, built to withstand the environment normally encountered on the rig floor. It includes dual stainless steel return springs to provide a fail safe return to the off
                  position in the event of a spring failure. Provisions for a dry air connection to the electrical compartment are also
                  included. The foot throttle connects directly to

                                  Page 21 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
                  the Driller's console through a three-conductor cable.

              11) DRAWWORKS DYNAMIC BRAKE SYSTEM
                  National Oilwell will provide a Drawworks Dynamic Brake
                  system. The dynamic brake will slow the Drawworks A motor from full speed to some preset cathead speed within 10 to 15
                  seconds after the foot throttle is released. The power
                  generated by the freewheeling DC motor is fed into a stainless steel grid resistor bank mounted out on the porch. During
                  normal operation of the Drawworks, the dynamic brake is not connected. If at any time the motor speed is higher than the
                  DW throttle setting and the foot throttle is not in use, the brake circuit will engage and reduce the motor speed to the hand throttle setting.

              12) BAYLOR BRAKE CONTROL SYSTEM
                  National Oilwell's Baylor Primary Brake control system, for application with and eddy current brake. The system shall
                  consist of the following:
                  Item     Qty     Description
                  1        1       Air cooled 25 kW SCR unit with door mounted
                                   alarm minimic panel (NEMA 1)
                  2        1       Driller's control unit (intrinsically safe)
                  3        1       Power selector unit (intrinsically safe)
                  4        1       Power transformer, 3 phase, 30 kVA, 60 Hz,
                                   480 Volt AC primary, 220 Volt AC secondary
                                   (Drip-proof)

              13) 600 VOLT FEEDER SECTION
                  NOI will provide a Feeder Section in the line-up containing the following items:
                  Item     Qty      Description
                  1        1        1200 AF Circuit breaker for MCC transformer.
                  2        1        1600 AF Circuit breaker for Top Drive Feeder

              14) TRANSFORMERS
                  NOI will provide the following ventilated dry type
                  transformers:
                  Item     Qty      Description
                  1        1        1000 kVA,  600:480 Volt,  60 Hz, three
                                    phase,  aluminum  wound,  NEMA 3R enclosed
                                    MCC transformer.

              15) 480 VOLT MOTOR CONTROL CENTER
                  National Oilwell will provide the following vertical sections of MCC. The MCC will be NEMA type, 480 Volt, 60 Hz, with
                  individual

                                  Page 22 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

                  breakers. The horizontal bus will be copper and suitably
                  rated. The vertical bus will be copper and rated for 300 amps.
                  A copper ground bus will run the full length of the MCC line
                  up. Each starter will be complete with a 480:120 control power transformer fused on the primary and secondary (magnetic only)
                  breaker, a contactor and an ambient compensated overload
                  element (heater).

        LEGION:      FVNR       = Full Voltage Non-Reversing
                     HOA        = Hands - Off - Automatic
                     3WRC       = 3 Wire Remote Control
                     AF         = Amp Frame
                     AT         = Amp Trip
        Item     HP    Size   Type       Control    Function
        1        1.5   1      FVNR       HOA        Mud Pump #1 Lube Oil Pump
        2        3     1      FVNR       HOA        Mud Pump #1 Linear Wash Pump
        3        15    2      FVNR       HOA        Mud Pump #1A Blower
        4        15    2      FVNR       HOA        Mud Pump #1B Blower
        5        60    4      FVNR       HOA        Mud Pump #1 Charging Pump
        6        1.5   1      FVNR       HOA        Mud Pump #2 Lube Oil Pump
        7        3     1      FVNR       HOA        Mud Pump #2 Linear Wash Pump
        8        15    2      FVNR       HOA        Mud Pump #2 A Blower
        9        15    2      FVNR       HOA        Mud Pump #2 B Blower
        10       60    4      FVNR       HOA        Mud Pump #2 Charging Pump
        11       15    2      FVNR       HOA        DWA Blower
        12       15    2      FVNR       HOA        DWB Blower
        13       15    2      FVNR       HOA        RT Blower Motor
        14       25    2      FVNR       3WRC       Trip Tank #1
        15       25    2      FVNR       3WRC       Trip Tank #2
        16       100   4      FVNR       3WRC       Mud Mix Pump#1
        17       100   4      FVNR       3WRC       Mud Mix Pump #2
        18       100   4      FVNR       3WRC       Spare
        19       100   4      FVNR       3WRC       Desander Pump
        20       100   4      FVNR       3WRC       Desilter Pump
        21       60    4      FVNR       3WRC       Degasser Pump
        22       25    2      FVNR       3WRC       Water xfer Pump #1
        23       25    2      FVNR       3WRC       Water xfer Pump #2
        24       25    2      FVNR       HOA        Brake Cooling Loop #1
        25       25    2      FVNR       HOA        Brake Cooling Loop #2
        26       75    4      FVNR       3WRC       Main HPU
        27       25    2      FVNR       3WRC       Centrifuge FD Pump #1
        28       75    4      FVNR       3WRC       Centrifuge #1
        29       25    1      FVNR       3WRC       Centrifuge FD Pump #2
        30       75    4      FVNR       3WRC       Centrifuge #2
        31       10    1      FVNR       HOA        Spare
        32       10    1      FVNR       3WRC       Spare
        33       25    2      FVNR       HOA        Spare

                                  Page 23 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
              34       25    2      FVNR       3WRC       Spare
              35       50    3      FVNR       3WRC       Spare
              36       75    4      FVNR       3WRC       Spare

              Feeder Circuit Breakers
              Item     AT/AF        Function
              1        150/150      Air Compressor #1
              2        150/150      Air Compressor #2
              3        150/150      Lighting transformer
              4        100/100      Koomey Unit Pump #1
              5        100/100      Spare
              7        40/60        House AC #1
              8        50/60        Baylor Brake Supply
              9        30/30        HPU Disc Brake
              10       40/60        House AC #2
              11       150/150      Mud Tank Panel
              12       50/60        Accumulator BOP
              14       30/30        Spare
              15       20/30        Dog House A/C Feeder
              16       15/30        Dog House Purge Feeder
              17       60/60        Spare
              18       15/30        Block Heater #1
              19       15/30        Block Heater #2
              20       15/30        Block Heater #3
              21       15/30        Spare
              22       150/150      Spare

              16) POWER CONTROL HOUSE
                  The Power Control House will be designed for transportation by an oilfield trailer. The house size will be approximately 10'
                  W x 46' L x 10'6" H.

                  The house columns and ceiling frame will be constructed from structural steel seam welded. The outside shall be fabricated from twelve-gauge sheet steel. All corners are to be formed by bending leaving no sheet edge exposed.

                  Three of the walls will be insulated with three-inch thick polystyrene block insulation. The floor and the wall with the receptacles and plugs will not be insulated. The inside
                  surface of the walls will be finished with a sandwich style insulating board with aluminum sheet interior. A rubber
                  neoprene mat will run the full length of the interior aisle of the House.

                  One (1) 42 circuit 120Y208 volt, 3 phase, 4 wire panel board will be

                                  Page 24 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

                  mounted on an interior wall for lighting and other required needs. Four (4) fluorescent lighting fixtures (2 40WRS) will be supplied for aisle lighting. Two (2) 120 volt duplex
                  receptacles will be included. An emergency lighting fixture will also be included in the center interior of the House.

                  Two (2) steel doors with panic hardware will be supplied, one at each end and on opposite sides of the house. Both doors shall be designed to open to the outside by pushing down on the opening bar.

                  The two (2) air conditioning units will be of the split unit type with the condenser and evaporator sections mounted
                  separately. Each unit will be rated at 7.5 tons. The hot air generated by the SCR bridges will be discharged out the top of the cubicles and contained within the dead air space between the ceiling and the roof. This air will then be ducted to the return air side of the evaporator sections of the units.
                  Transformers and air conditioning condenser units will be
                  mounted on a covered porch at one end of the house.

                  The incoming power connections will be located in a recessed box located at the top and on one side of the house and spaced approximately eight feet apart. This location is on the same side of the house as the SCR line up. The receptacles for the outgoing DC power and rig AC loads are to be installed in
                  panels which slant downward to relieve stress on the outgoing cables, except for the receptacles located at the very bottom of the plug panel, which will not be slanted downward because of the physical limitations of their location. The mating
                  plugs for the receptacles will also be supplied with the
                  house.

                  The exterior of the house will be cleaned with a sweep blast of sand to remove scale and oxidation. The exterior coating will consist of a sub coat of primer and a topcoat of urethane linear white. The interior floor will be painted ANSI gray.

         Qty. 3 EA. R163-7M36
              Generator Set

              Stewart & Stevenson packaged Model R1630F900 generator sets, 600 volt, 3 phase, 60 Hz, 0.6 PF, 1800 RPM, equipped as follows:

              Diesel Driver
                  o    Detroit Diesel 16V2000/G80, Model R163-7M36
                  o    1350 BHP @ 1800 RPM, Prime Rated
                  o    16V configuration

                                  Page 26 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

                  o    4 stroke direct injected
                  o    Bore and stroke 5.12 x 5.91 (130 x 150); 1944 CID
                       (31.88L)
                  o    Turbocharged (dual)
                  o    Charge air cooled, SPCC
                  o    SAE "0" flywheel housing
                  o    Detroit Diesel Electronic Controls MDEC
                  o    Provides engine monitoring and control
                  o    Electronic (isochronous) governing
                  o    Accessory Package
              A.  Instrumentation
                  o    DDC Electronic Display Module. Provides engine monitoring
                       functions to include:
                  o    Engine RPM
                  o    Coolant temperature
                  o    Oil pressure
                  o    Battery voltage
                  o    Diagnostic function
                  o    Engine hours
                  o    Overspeed shutdown. Independent of electronic controls.
                  o    Magnetic pick-up
                  o    Air inlet shut down
                  o    MDEC sensing of following alarm and shutdown functions:
                  o    High coolant temperature alarm
                  o    Low coolant level alarm
                  o    High oil temperature alarm

              B.  Air cleaner. Dual dry type for standard service, mounted with pre-cleaner caps.

              C.  Lubricating System
                  o    Filter, replaceable spin-on.
                  o    Gear driven oil pump.
                  o    Angularity limits: 30(degree) Front up/down, 30(degree)
                       side tilt.
                  o    Integral oil cooler

              D.  Fuel System
                  o    Racor filter/moisture separator with replaceable element.
                  o    DDC secondary filter, replaceable spin-on
                  o    MDEC Electronic Unit Injector (EUI)

              E.  Start System
                  o    Air starter, bell housing mounted, complete with actuator
                       valve and filter.

              F.  Electrical System
                  o    Dual 12V HD batteries, mounted, marine boxes

                                  Page 26 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
                  o    Engine driven 24V alternator, 70 amp (battery and
                       alternator package may be deleted if 24V power available
                       from others for electronic engine controls)
                  o    MDEC wiring harness
                  o    DDC Electronic Computer Module (ECU), mounted

              G.  Cooling System
                  o    Radiator, front mounted, engine driven blower type fan,
                       separate Circuit Charge Cooling (SCCC) equipped with dual
                       cores
                  o    Separate Circuit Charge Air Cooling (SCCC) engine
                       systems.
                  o    Jacket water heater, 110/220V
                  o    115(degree)F ambient sizing

              H.  Exhaust System
                  o    2.8" flex pipes
                  o    2 - Exhaust silencer, spark arresting, loose GT 402-4108
                  o    2 - 6" spool pieces
                  o    2 - 8" exhaust outlets with 45(degree) mitered outlet and
                       bird screen

              Generator
                  o    National Oilwell 1750 KVA NOI/Baylor alternator, single
                       bearing for direct mounting to 16V2000, "0" housing, 1800
                       RPM.

              EXPANDED DESCRIPTION BELOW

              Construction
                  o    Engine, generator, radiator assemblies unitized on heavy
                       duty structural steel. Accessory packages installed and
                       mounted unless noted as loose.
                  o    Oil and fuel lines extended and fastened to base side
                       rails for convenient service and quick connection.
                  o    Dimensions - 198" L x 75"W; Weight - 24,500 lb. -
                       Estimate

              Manuals, Documentation, Testing
                  o    Operation and Maintenance Manuals (2 copies each unit)
                  o    Generator test reports
                  o    Detroit Diesel Corporation dynamometer test reports
                  o    Stewart & Stevenson Standard Manufacturers test

              GENERATOR
              Model: S437QUJ
              National Oilwell Baylor AC Generator with direct connected brushless rotating exciter in accordance with the following:

                  o    RPM:                            800
                  o    Electrical Rating               1050kW,  0.6pf,  1750kVA,

                                  Page 27 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

                       3pH, 60Hz,600V, Wye
                  o    Temperature Rise              105(degree) C by resistance
                       over 40(degree) C ambient
                  o    Duty                          Continuous SCR
                  o    Insulation                    Class H form wound - VPI
                  o    Enclosure                     Drip proof guarded
                  o    Weight                        Approximate 9,500 lbs.
                  o    Bearings                      One anti-friction, grease
                       lubricated
                  o    RTD's                         6 X PT100 in stator, 1 X
                       PT100 in bearing
                  o    Excitation                    Brushless - shaft mounted
                  o    Housing Adapter               SAE "0"
                  o    Drive Disc                    SAE 518
                  o    Accessories:
                  o    Oversized terminal box with
                       bus bars
                  o    Space heaters

         Qty. 1 LOT 16V2000-HOUSE-3
              Generator House
              Engine/generator enclosure for three (3) Detroit Diesel 16V2000 power sets consisting of:

                  o    Three (3) 10' x 40' Three runner oilfield type skids.
                       Skids constructed of W18" beam with 1/4" checkered plate
                       flooring.
                  o    Three (3) 10' x 38' long roofs (10' clear height). Roofs
                       corrugated panel metal construction.
                  o    Installation for three (3) National Oilwell furnished
                       mufflers and flex joints.
                  o    One (1) fuel feed manifold with supply line to generator
                       set each skid.
                  o    One (1) fuel return manifold with return line to
                       generator set each skid.
                  o    Install following National Oilwell furnished equipment on
                       skid extensions:
                  o    Two (2) Air Compressors
                  o    Two (2) Air Receivers
                  o    One (1) Air Dryer 400 ACFM Unit size (OR two (2) Air
                       dryers 200 ACFM size)
                  o    One (1) Cold Start Unit

                  Provide piping between air compressors and air receiver and to engine starters.

                                  Page 28 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

                                                      MUD PUMPS

         Qty. 2 EA. 12-P-160
                  NOI model 12-P-160 mud pump, triplex single acting.

                  SPECIFICATIONS

                  Max. input horsepower                    1600HP(1193KW)
                  Rated pump speed                         120SPM
                  Piston stroke                            12"
                  Max. working pressure                    5000psi
                  Max. liner bore                          7-1/4"
                  Suction connection flange                10"ASA-150lb.R.J.
                  Discharge connection flange              6" API-5000lb.R.J.
                  Dimension                                5309L x 2889W x 1905H
                  Weight                                   24810kg

                  FEATURES
                  o    One-piece construction of crank-shaft, connecting rod and
                       pinion shaft
                  o    Roller bearing throughout
                  o    Two-piece piston rod allows removal of piston without
                       disturbing liner
                  o    Clamp lock liners and piston rod assemblies in place
                  o    Full circle spray cools and lubricates liners regardless
                       of pump speed o Metal to metal liner retention
                  o    Herringbone gears
                  o    Two piece cylinder modules with complete
                       interchangeability between modules
                  o    "Fast Change" valve cover arrangement
                  o    Liner Spray & motor 60HZ.
                  o    Dress pump with 6-1/2" liners & pistons.
                  o    Standard lube system

         Qty. 2 EA.
              Discharge Strainer Cross, complete with:
                  o    5" 5000# discharge flange connections
                  o    4" 5000# top connection for pulsation dampener
                  o    5" 5000# end connection for strainer clean-out

         Qty. 2 EA.
              Flange, 5-1/8" 5000# Blind flange, to match 2-1/16" gauge.

         Qty. 4 EA.
              Flange, 5-1/8" 5000# API 6B Weld neck flange.

                                  Page 29 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

         Qty. 2 EA.
              Blind Flange, 5-1/8" 5000# Mod. 6B blind flange.

         Qty. 8 EA. Ring Joint Gasket.

         Qty. 2 EA.
              Jib Crane with Trolley only For a 12-P-160 Mud Pump, for handling fluid end expendable parts (only)

         Qty. 2 EA.
              1/2 ton hand hoist for use with Jib Crane

         Qty. 2 EA.
              Reset Relief Valve
              3" standard service pin shearing type relief valve with pin of same diameter for 1500-5000psi

         Qty. 2 EA. 1292369
              Oilwell In-Line Suction Stabilizer for 12-P-160 Pump application.

         Qty. 2 EA. LS-20-5000 LS pulsation dampener.

              Maximum service pressure          5,000 PSI
                  Surge capacity:               20 gallons
                  Connection:                   4" API 5,000 RTJ
                  Diaphragm:                    Hydrogenated nitrile (installed)

         Qty. 2 EA.
                  Pump Drive
                  For 12-160-P mud pump with:
                  o    Extended skid frame
                  o    Rear mounted dual belt drive
                  o    Complete with sheaves, hubs, powerband
                  o    Belt guard

                  For use with YZ08/YZ08A motor

         Qty. 2 EA.
              Assembly Of Drive To Pump
              Assembly and mounting of motor and drive on 12-P-160 pump

         Qty. 4 EA. YZ08/YZ08A

                                  Page 30 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
              Motor - Pumps
              Yongji YZ08/YZ08A drilling motor.

              SPECIFICATIONS
                  o    Rated power:                  800 KW
                  o    Rated voltage:                750 V
                  o    Rated current:                1150 A
                  o    Rated speed:                  970 RPM
                  o    Rated torque                  8033.7 N.m
                  o    Max. current:                 1600A
                  o    Max. torque:                  12206.4 N.m
                  o    Exciting type                 series
                  o    Insulation class              H
                  o    Cooling type:                 Air forced ventilation
                  o    Ex-proof type:                Air pressurization
                  o    Weight:                       3200 kg

              FEATURES
                  o    Self excited series field
                  o    Single shaft extension with standard hub
                  o    Pressurized connection box with bolts for connecting
                       armature & field cables
                  o    High current, powerful torque and wide speed adjusting
                       range at constant power
                  o    C/W blower driven by 15HP ex-proof AC motor, 460V, 60Hz
                       and 230V spacer heater.

                                   MUD SYSTEM

         Qty. 1 EA. MS-2T-1314BBL
                  Mud Tank System - Two Tank, Total Capacity of 1314 BBL /
                  Patent Pending

                  SHAKER TANK GENERAL DESCRIPTION:
                  1.   To be equipped with the Following Equipment:
                       A.  Brandt King Cobra Linear Motion Shale Shaker utilizes
                           a Cobra Linear Motion screen deck containing four
                           screens and 33.4 sq. ft. screening area and the
                           contour plus deck design with drying panel.
                           Screen area:          33.4 sq. ft., flat screens
                           Screens/deck:         four screens
                           Screen angle:         contour deck design 0(degree),
                                                 +5(degree), +5(degree), +5(0)
                           Deck angle:           adjustable from -5(degree) to
                                                 +3(degree)

                                  Page 31 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
                           "G" force:            nominal 6.3 G's
                           Electrical:           direct drive, two 2.5 hp
                                                 canister vibra motors, 60 Hz,
                                                 230/460 volt, 3 phase,
                                                 explosion proof
                           Overall dimensions:
                               Length:                        120"
                               Width:                         65"
                               Height:                        69"
                               Weir height:                   41"
                               Weight:                        4300 lbs.
                           (Screens are not included with shaker) - Left hand
                       B.  Brandt King Cobra Linear Motion Shale Shaker utilizes
                           a Cobra Linear Motion screen deck containing four
                           screens and 33.4 sq. ft. screening area and the
                           contour plus deck design with drying panel.
                           Screen area:          33.4 sq. ft., flat screens
                           Screens/deck:         four screens
                           Screen angle:         contour deck design 0(degree),
                                                 +5(degree), +5(degree), +5(0)
                           Deck angle:           adjustable from -5(degree) to
..                                                +3(degree)
                           "G" force:            nominal 6.3 G's
                           Electrical:           direct  drive,  two 2.5 hp
                                                 canister  vibra  motors,
                                                 60 Hz, 230/460 volt, 3 phase,
                                                 explosion proof
                           Overall dimensions:
                               Length:                        120"
                               Width:                         65"
                               Height:                        69"
                               Weir height:                   41"
                               Weight:                        4300 lbs.
                           (Screens are not included with shaker) - right hand
                       C.  One (1) Degasser Model D-1000-C, vertical vacuum
                           degasser with 60" diameter vessel mounted on an
                           oilfield skid. includes explosion proof 1800 rpm 5 hp
                           motor and starter, suction and discharge piping, and
                           jet nozzle with 1-3/4" bore.
                               Maximum capacity:              1000 gpm.
                               Electrical service:            xp 3 phase
                                                              230/460v/60Hz.
                       D.  One (1) Desander Vertical Model DSN-3V-10CTX, 3 cone
                           features manifold constructed of 8" sch. 40 pipe
                           mounted on an angle iron base, three (3) 10" diameter
                           CTX desander with grooved end inlet and overflow,
                           desilting capacity of 1500 gpm.
                       E.  One (1) Desilter Model DSLR-20GG-4CTX, 20 cone
                           features 24" round manifold constructed of 3/8" plate
                           mounted on an angle iron base, twenty (20) 4" CTX
                           cones with grooved end inlet and overflow, desilting
                           capacity of 1300 gpm.
                       F.  One (1) Vertical Centrifugal Pump Model
                           67065408ITAD0DS, degasser feed/clean out centrifugal
                           6x5x14 14" impeller 1150rpm 60hp vertical centrifugal
                           pump w/dual mech. seals

                                  Page 32 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
                           @18 ppg mud.
                       G.  One (1) Vertical Centrifugal Pump Model
                           670861516IT70DS, desander feed/clean out centrifugal
                           8x6x11 11" impeller 1750rpm 100hp vertical
                           centrifugal pump w/dual mech. seals @14 ppg mud.
                       H.  One (1) Vertical Centrifugal Pump Model
                           67861516IT70DS, desilter feed/clean out centrifugal
                           8x6x14 14" impeller 1750rpm 100hp vertical
                           centrifugal pump w/dual mech. seals @14 ppg.
                       I.  Three (3) Agitators 10hp Agitator Model MX-MA10-MTHC,
                           drill mud agitator with 30:1 helical gear speed
                           reducer, cast iron drop bearing housing for shaft
                           support, and 10 hp, 1800 rpm explosion proof c-face
                           motor. Includes shaft 36" long and impeller up to 40"
                           diameter pitched blade impeller.
                             Electrical service:       xp 3 phase 230/460v/60Hz.

                  2.   Shaker Tank Overall Dimension Is 55-0' Long X 12-0" Wide.

                  3.   Tank will be as follows: (52' 9" long x 10-0' wide x 8'
                       6" high walls)
                       A. One (1) settling tank (sand trap) double slopped floor
                          114.923bbls
                       B. One (1) degasser tank 151.696bbls
                       C. One (1) desander tank 120.608bbls
                       D. One (1) desilter tank 120.608bbls
                       E. One (1) reserve tank #1 161.156

                  4.   Shakers are mounted on two individual skids for fast
                       moving and to prevent having to have any fold up or down
                       walk around.

                  5.   Walls and partitions are to be fabricated of crimped 1/4"
                       plate.

                  6.   Flat bottom floors will be constructed of 3/8" plate.

                  7.   Galvanized serrated grating will be installed over the
                       mud compartments, on walkways, on equipment platforms,
                       and on stairs.

                  8.   Skid beams will be W12 X 45 PPF A36 for the main mud tank
                       skids.

                  9.   The equipment skid to mount the degasser, desander, and
                       desilter is setting on the reserve side of the mud tank
                       with easy mount connection with no support members under
                       the skid to interfere with other equipment possibilities.
                       All 1-1/4 serrated grading will be mounted on the skid.

                                  Page 33 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

                  10.  Rim line will be constructed of 6" square tubing with
                       1/2" wall thickness. The rig side of the rim used for
                       transferring mud and jetting each section to the reserve
                       side and displacing mud.

                  11.  Rim line will be constructed of 6" square tubing with
                       1/2" wall thickness. The off-rig side of the rim used for
                       transferring water and 2" outlets provided for shaker,
                       desander and desilter, chemical mixing, and mud mixing
                       area.

                  12.  Hinged manways with rung ladders will be installed in all compartments.

                  13.  All handrails will be constructed of 1-1/2" square tube with 3/16" wall thickness and most of the handrails will
                       be designed to stay in place during shipment but lay down
                       to avoid having to rig them up each time.

                  14.  Toe plates will be installed on the perimeter of tank and/or walkway and surrounding the cuttings chute.

                  15.  Handrails to be furnished around cuttings chute.

                  16.  Butterfly dumps 10" to be installed in each compartment off-rig side.

                  17.  Shaker tank piped for one (1) desander, one (1) desilter single source pumping, and each compartment will have
                       suction in a sump for transferring and jetting mud.

                  18.  Discharge and suction piping will be kept below the
                       grating except where necessary to feed equipment.

                  19.  Piping extensions higher than the mud agitators will be connected with a union for quick rig up and rig down.

                  20.  All piping up to 6" will be schedule 80 IPS.

                  21.  All piping 8" and larger will be schedule 40 IPS

                  22.  Mud trough will be sized for 1500gpm.

                  23.  All pumps to be mission magnum with dual mechanical seals intended for sucking the tanks dry.

                  24.  All butterfly valves will have actuators below the
                       grating with

                                  Page 34 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
                       socket adapter for manual operation.

                  25.  Where possible butterfly valves to be outside mud tanks and all butterfly valves are above mud level.

                  26.  Agitator beams located in three sections of the tank.

                  27.  Shaker tank piped for one (1) degasser, one (1) desander, one (1) desilter, and each compartment will have suction
                       in a sump for transferring and jetting mud.

                  28.  One (1) set of external stairs will be built for shaker tank access with 42" handrails.

                  29.  One (1) crossover platform from Shaker Tank to
                       Intermediate Tank #1.

                  SUCTION TANK GENERAL DESCRIPTION:
                  30.  To equipped with the following equipment:
                       A.  Two (2) Vertical Centrifugal Pumps Model
                           67065408ITAD0DS, charging mud pumps and feed/clean
                           out centrifugal 6x5x14, 14" impeller 1150rpm 60 hp
                           vertical centrifugal pump, w/ dual mech. Seals @18
                           ppg mud.
                       B.  Two (2) Vertical Centrifugal Pumps Model
                           670654509IT0DS, mixing and feed/clean out centrifugal
                           6x5x14 75hp 1150rpm, vertical centrifugal pump, w/
                           dual mech. Seals @18 ppg mud
                       C.  Four (4) Agitators 10hp Agitator Model MX-MA10-MTHC,
                           drill mud agitator with 30:1 helical gear speed
                           reducer, cast iron drop bearing housing for shaft
                           support, and 10 hp 1800 rpm explosion proof c-face
                           motor. Includes shaft 84" long and impeller up to 36"
                           diameter and 49' diameter in suction #2 pitched blade
                           impeller.
                               Electrical service:      xp 3 phase 230/460v/60Hz
                       D.  One (1) Mud Hopper Model MH-6-WVT, MUD MIXING HOPPER
                           with venture tube hopper mud 6" with venturi features
                           include venturi discharge nozzle, jet nozzle, sack
                           cutting table, and hopper isolation valve.

                  31. Suction tank overall dimension 55' long x 12'-0 wide.

                  32.  Tank will be as follows:
                       A. One (1) suction tank #2 232.275bbls
                       B. One (1) reserve tank #2 135.427bbls
                       C. One (1) suction tank #1 156.269bbls
                       D. One (1) premix (pill) tank 121.42bbls

                                  Page 35 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

                  33.  Mud tank measurement 46'-3/4"long x 10-0" wide.

                  34.  Walls and partitions are to be fabricated of crimped 1/4"
                       plate.

                  35.  Flat bottom floors will be constructed of 3/8" plate.

                  36.  Galvanized serrated grating will be installed over the mud compartments, on walkways, on equipment platforms,
                       and on stairs.

                  37.  Diamond checkered thread plate will be installed on the hopper floor and on the tank top over the hopper porch.

                  38.  Skid beams will be W12 X 45 PPF A36 for the main mud tank skids.

                  39.  Rim line will be constructed of 6" square tubing with
                       1/2" wall thickness. The rig side of the rim used for
                       transferring mud and jetting each section to the reserve
                       side and displacing mud. Hinged manways with rung ladders
                       will be installed in all compartments.

                  40.  Rim line will be constructed of 6" square tubing with
                       1/2" wall thickness. The off-rig side of the rim used for
                       transferring water and 2" outlets provided for shaker,
                       desander and desilter, chemical mixing, and mud mixing
                       area.

                  41.  All handrails will be constructed of 1-1/2" square tube with 3/16" wall thickness and most of the handrails will
                       be designed to stay in place during shipment but lay down
                       to avoid having to rig them up each time.

                  42.  Toe plates will be installed on the perimeter of tank and/or walkways.

                  43.  Butterfly dumps 10" to be installed in each compartment.

                  44.  All pumps to be mission magnum with dual mechanical seals intended for sucking the tanks dry.

                  45.  Suction tank piped for one (1) mud hopper, two (2)
                       charging pumps, and each compartment will have suction in
                       a sump for transferring and jetting mud.

                  46.  All piping up to 6" will be schedule 80 IPS.

                                  Page 36 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

                  47.  All piping 8" and larger will be schedule 40 IPS

                  48.  All four (4) compartments will be agitated.

                  49.  Overflow and underflow pipes will be fitted with hammer seal unions.

                  50.  All butterfly valves will have actuators below the
                       grating with socket adapter for manual operation.

                  51.  Where possible butterfly valves to be outside mud tanks and all butterfly valves to be above mud level.

                  52.  One set of stairs to tank will be built for the suction tank access with 42" handrail.

                  Paint System:
                  Blasted and primed with epoxy inside and out and painted with enamel hardener.

         Qty. 1  1490413
              Caustic Barrel
              National Oilwell Caustic Barrel, telescoping.

         Qty. 1  1490308
              Mud Check Station
              National Oilwell Mud Check Station with sink.

         Qty. 1 EA. PBDG-48 Poor Boy Degasser
              48" OD X 15 ft. long Poor Boy Degasser, skid mounted.
              Skid suitable for also mounting optional choke kill manifold).
              TO MOUNT ON COMMON SKID WITH TRIP TANK ASSEMBLY.

         Qty. 1 EA.
              Trip Tank Assembly - 100 BBL Trip tank assembly, skid mounted, constructed.

              TO MOUNT ON SAME SKID AS POOR BOY DEGASSER.
               (Two pump assemblies from below, to be mounted and piped on skid)

         Qty. 1 EA.
              Brake Water Cooling Unit
              Brake water cooling unit. Cooling system consist of a water tank integrated into the drawworks master skid, with piping, mounting for (2)

                                  Page 37 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
              3x2x13 circulating pumps, and a heat exchanger. Heat exchanger is cooled with rig water.

         Qty. 2 EA. 61373-2
              Brake Water Cooling Pump
              3x2x13 Mission Magnum pump with 13" impeller, mechanical seal,
              3ph, 60hz, 460V, 25 HP, explosion proof motor. Mounted on a low profile channel base.

              Elevation of centerline of assembly 12-15/16".

              Standard two coat paint and top coated with RAL 7040 Grey.

         Qty. 4 EA. 323280081-2
              Trip Tank & Water Transfer Pump
              3x2x13 Mission Magnum I pump with 11" impeller, mechanical seal,
              3ph, 60hz, 460V, 25 HP, explosion proof motor.

              Elevation of cetnterline of assembly 15".

              Standard two coat paint and top coated with RAL 7040 Grey.

         Qty. 1 EA WT-400BBL
              Tank
              General Construction:
                  o    3 runner wide flange oilfield skid
                  o    3/8" flat plate bottom
                  o    1/4" v-crimp walls
                  o    Open top design
                  o    1/4" floor plate on skid extension
                  o    Ladder rungs inside & out
                  o    4" drain with butterfly valve
                  o    10'-0" wide x 7'-0" deep x 32'-8" long mounted on a
                       42'-0" long skid- provision for transfer pumps located on
                       skid porch.
                  o    400 BBL Cap.

                            HIGH PRESSURE MUD PIPING

         High Pressure Mud Piping System
         Qty. 1 EA.
              The system will be fabricated by Changing as per NOI drawings.
              Spec of valves.

                  o    4"-5000PSI W.P. gate valve
                  4" 5000psi buttweld mud gate valve for H2S.

                                  Page 38 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

                  o    2"-5000PSI W.P. gate valve
                  2" 5000psi weldneck mud gate valve for H2S, API 6A, flanged with ring grooves lined.

         Qty. 3 PKG
              4" X 12' X 5000 PSI WP Vibrator Hose
              Vibrator Hose with FIG 1002 unions (male & female) and hose hobbles (both ends) internal diameter 4".

         Qty. 1 EA.
              Rotary Hose
              3-1/2" X 75 Ft.,10,000 PSI test, 5000 PSI Working Pressure with 4"
              API Male threads each end with 4" Fig 1002 Union (Male X Female) &
              Safety Clamp & Chain each end.

                         BOP CONTROL AND CLOSING SYSTEM

         Qty. 1 EA. FKQ720-6
              Remote Control Panel
              Made by Beijing No.1 Petro. Pant, model FKQ720-6, consisting of:

              REMOTE CONTROL PANEL

              One (1) remote control panel include the following major
              components unitized and mounted on an oilfield skid of heavy duty welded steel construction:

                  a.   One (1) 1290 liter (340 gallon) oil tank, complete with
                       1" drain plug, 2" air vent, internal baffles, electric
                       low level switch, sight glass gauge and four (4) 4" large
                       inspection port.
                  b.   Twelve (12) 60 liter (15 gallon) capacity 21MPa (3000
                       psi) WP accumulators, which are arranged in both sides
                       and equipped with ball valve in any bank, bladder type
                       precharged with nitrogen gas. This vessel meets API
                       requirements. Accumulators are provided with ASME U-1A
                       certificates.
                  c.   One (1) electric motor driven triplex pump, completes
                       with automatic pressure switch and relief valve. Pump
                       flow rate 43 liter/min. (11.4GPM) at 21MPa (3000psi)
                       output pressure. Explosion proof motor 18.5 kW. 3ph
                       460V/60 Hz.
                  d.   Two (2) pneumatic pumps with capacity of 4.5 liter/min.
                       (1.2 GPM) and 21MPa (3000 psi) output pressure with a
                       0.53MPa air supply. The ratio of liquid/air is 60:1.
                  e.   One (1) air supply manifold include air regulator,
                       lubricator, filter/separator, shutoff valve, bypass valve
                       and automatic

                                  Page 39 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
                       pressure switch which allows full flow to the air pump up
                       to desired shutoff pressures.
                  f.   One (1) control manifold consisting of the following
                       major components:

                  1.   Six (6) 1" manual/remote operated 3-pos./4-way control
                       valves for the controlling of:
                               Annular preventer               (open/close)
                               Pipe ram preventer              (open/close)
                               Blind preventer                 (open/close)
                               Pipe ram preventer              (open/close)
                               Chock valve                     (open/close)
                               Kill valve                      (open/close)

                  2.   Three (3) 100 mm OD pressure gauge for the following
                       pressure indication:

                  3.   One (1) 1" 2-position, 4-way manual/remote operated
                       control valve for operation of the manifold pressure
                       bypass function.

                  g.   Three (3) air transmitter for the remote indications of
                       the following pressure reading:
                           Accumulator pressure with 0~40MPa (0~5800 psi) range.
                           Manifold pressure with 0~40MPa (0~5800 psi) range.
                           Annular supply pressure with 0~25MPa (0~3570 psi)
                           range.

                  h.   One (1) explosion proof electrical junction box include
                       pump motor starter/control, and all necessary elements.
                       In addition to this the junction box will include the
                       following indication lamps and switches:
                           One (1) switch for the following function:
                           Electric power on
                           Two (2) indication lamp for the following function:
                           Electric connection on (Red)
                           Electric power on (Green)
                           One (1) selector switch of the following function:
                           Electric pump HAND/OFF/AUTO

                  i.   All other necessary gauges, check valves, bleed valves,
                       safety valves, fittings and connections for the proper
                       operation of the system.

         Qty. 1 EA.
              Drillers control panel suitable for control of the BOP stack. The panel will consist of following main components:

                                  Page 40 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

                  a.   Seven (7) of 3-position, 4-way air operate valve, for the
                       remote operation of the following functions:

                               Annular preventer            (Open/Close)
                               Pipe ram preventer           (Open/Close)
                               Blind preventer              (Open/Close)
                               Pipe ram preventer           (Open/Close)
                               Choke valve                  (Open/Close)
                               Kill valve                   (Open/Close)
                               Manifold bypass valve        (Open/Close)

                  b.   One (1) set of air pressure regulator, for the remote
                       operation of the following function:
                               Annular air pressure         (Increase /decrease)

                  c.   Four (4) 100mm OD pressure gauge for the indication of
                       the following pressure readings:

                               Annular Pressure       0~25MPa (0~3570 psi) range
                               Accumulator Pressure   0~40MPa (0~5800 psi) range
                               Manifold Pressure      0~40MPa (0~5800 psi) range
                               Air Supply Pressure    0~2.5MPa(0~357 psi) range

         Qty. 1 EA.
              Auxiliary Panel

              Graphic auxiliary drillers control panel suitable for control of the BOP stack. The panel will consist of following main components
              (can't indicate the position of open/close):

                  a.   Seven (7) of 3-position, 4-way air operate valve, for the
                       remote operation of the following functions:

                               Annular preventer            (Open/Close)
                               Pipe ram preventer           (Open/Close)
                               Blind ram preventer          (Open/Close)
                               Pipe ram preventer           (Open/Close)
                               Choke Valve                  (Open/Close)
                               Backup Valve                 (Open/Close)
                               Manifold bypass valve        (Open/Close)

                  b.   Four (4) 100mm OD pressure gauge for the indication of
                       the following pressure readings:

                               Annular Pressure      0~25MPa (0~3570 psi) range.
                               Accumulator Pressure  0~40MPa (0~6000 psi) range.

                                  Page 41 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
                               Manifold Pressure     0~40MPa (0~6000 psi) range.
                               Air Supply Pressure   0~2.5Mpa

         Qty. 1 EA. Prevention house

         Qty. 1 EA.
              Alarm Device
              This device can be equipped with alarm device when following case occur, gives lamp and/or sound alarms, include a electric cable connecting the control system and driller's panel, control system and auxiliary panel . Remote control system and driller's panel
                   , auxiliary panel are all equipped with 4 explosion-proof
              indication lamp for the following function:

                  Low accumulator pressure      (yellow, with sound alarm)
                  Low air pressure              (yellow, with sound alarm)
                  Low fluid level               (yellow, with sound alarm)
                  Electric pump running         (green)

         Qty. 5 EA.
              Bop Closing System Pipe Rack Assembly
              Pipe Rack Module made into 20 foot sections.

              Each section consists of twelve (12) 1" extra heavy pipe with 1"
              hammer lug unions on each end.

              All pipe is covered with a walkway type grating.

              Includes one (1) complete extra hammer union per pipe run.

              Suitcase must be designed to accommodate all functions between bop closing unit and the BOP. This would include all hydraulic, air &
              electric.

              (12) pipe required for six function BOP.

         Qty. 24 EA.
              1 Inch, 5000 PSI X 25 feet long "Firefighter" BOP Hoses with
              Carbon steel male NPT end fittings.

              (12) For connecting closing unit to pipe rack.
              (12) For BOP

                                 INSTRUMENTATION

                                  Page 42 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

         Qty. 1  SDI-50-1500HP-LAND
              Smart Drilling Instrumentation For 1500 Hp Land Rig
              The SDI-50 Smart Drilling Instrumentation System measures and displays all critical drilling and mud parameters. The versatility and flexibility offered by SDI-50 ensures that the system is ideal for both land and offshore drilling units. It is designed as a modern alternative to older instrumentation technology and it can be easily configured to meet all of your current and future drilling instrumentation needs. Information is presented in a logical and ergonomic fashion in pages, which combine both analogue and digital displays. Much emphasis has been placed on ease of operation and as a result this user-friendly product requires no special operator training.

              Drillers Console is ergonomically designed. Manufactured with a stainless steel frame and 304 stainless steel facia panels.
              Console to house the SDI-50 Driller's Display Panel, Driller's
              Meter Panel, KEMS with Autodriller and Weight Indicator. NOTE:
              This console will reside in an overall console that includes SCR and Drawworks Controls.

              Installed in the driller's console. The driller's display panel provides access to, and display of, all mud and drilling
              parameters The unit is fully ruggedised for drill floor operation
              Requires 110v AC 60Hz rig supply. The DDP features a 15" Active
              Matrix Color LCD with 1024 x 768 Resolution XGA LCD screen with minimum brightness of 400 cd/m2 to eliminate sunlight viewing problems. Enclosure suitable for wall or console mounting 20kg
              420(L)x200(W)x410(H)mm.

              Signal Conditioning Unit.
              Installed in safe area, this unit connects to the SDI-50 Displays and provides intrinsically safe interfaces to the field sensors.
              SCU typically configured as follows: 5 pit level/volume 4-20 mA isolators, 3 pump SPM and Strokes, Tong Torque, Standpipe Press.,
              RT RPM, RT Torque, all circuits have repeat outputs. 75 lbs.
              15"(H)x15"(W)x10"(D). The SCU will be specifically configured to suit the sensor inputs mentioned below.

              SDI-50 Safe Area Workstation: For installation in the
              Tool-Pusher's office. The computer Workstation provides the user access to SDI-50 information configured with display software as per the Drillers Display Panel. The Tool pusher's Workstation also configured for this application as the server, to provide sensor data to the Drillers Display Panel via the Ethernet connection.
              The displays are flexible in the way information can be displayed and laid out. For example in the past we have provided software displays in analogue, digital, bar graph and printer trend format which look like conventional instruments. You can also add more parameters to the computer display, as the process requires in the

                                  Page 43 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
              future. Each parameter has an audible alarm via the computers internal sounder and visual high and low alarms. Typical
              work-station specification is:

              Pentium 4 (2.4GHZ) Desktop PC with convertible mini tower with 17"
              XVGA CRT Monitor, 40gig Hard Disk, 512 MB RAM, 48X-CD-RW, Win2000
              Operating System & CP 5611 Profibus card with TB Server Software.

              Driller Meter Panel: Provides additional analogue and digital indication of the main drilling parameters on conventional analogue meters and digital readouts. The operation of this panel is independent of the DDP and as such it provides full display redundancy. Configuration example based on the sensor options:
              Stand-Pipe Pressure, Tong Torque, Rotary Table Torque, Rotary
              Table RPM, Top Drive Torque, Top Drive RPM,2 Mud Pump SPM's and 2
              Stroke Counters, Return Mud Flow and Trip Tank Level. Weight is
              20kg; dimensions are 80(L) x 225(W) x 440(H) mm.

              System includes:

              1        1       304 Stainless steel Drillers Console to house
                               items 2, 3 & 5.
              2        1       Weight Indicator (12" electric)
              3        1       SDI-50 Drillers Display Panel
              4        1       SDI-50 Signal Conditioning Unit (Safe Area).
              5        1       SDI-50 Drillers Meter
              6        1       SDI-50 Safe Area Workstation with Drill-Graph &
                               Drill-Log.
              7        1       SDI-50 Power Conditioning & Distribution System.
              8        1       Hook Load Sensor (EEx. Zone 1)
              9        1       Standpipe Pressure Sensor (EEx. Zone 1)
              10       2       Mud pump SPM sensor (EEx. Zone 1)
              11       1       Rotary RPM sensor (EEx Zone 1)
              12       1       Rotary torque sensor
              13       1       Return mud flow sensor (EEx Zone 1)
              14       1       Tong torque sensor (EEx Zone 1)
              15       1       Height/Depth/ROP sensor (EEx)
              16       7       Mud Pit level transmitters (EEx Zone 1)
              17       1       Trip tank level sensor, 8.2 ft measuring level
                               and 9.52 ft overall length (EEx Zone 1)
              18       1       Brake cooling water common alarm input.

              Submit types of offered sensors with ranges.

              1. Hook Load Sensor (EEx Zone 1). Solid state, strain gauge pressure transmitter, 4 to 20 mA. Range 0 to 1080 PSI to suit deadline sensator.

                                  Page 44 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
              2.   Mud pressure sensor (EEx Zone 1). Solid state, strain gauge pressure transmitter, 4 to 20 mA. Range 0 to 5000 PSI.
              3.   Mud pump SPM sensor 9EEx Zone 1). Inductive proximity switch,
                   NAMUR digital output.
              4.   Rotary/Top Drive RPM sensor (EEx Zone 1). Inductive proximity switch, NAMUR digital output.
              5.   Rotary/Top Drive torque sensor. Split core current
                   transformer, 4 to 10 mA. Range and calibration nominally 0 to
                   1000 amps (Adjusted to suit rig).
              6.   Return Mud flow sensor (EEx Zone 1). Paddle flow sensor,
                   output signal is 4 to 20 mA. Range 0 to 100% RMF.
              7.   Tong torque sensor (EEx solid state, strain gauge pressure transmitter, 4 to 20 mA. Range nominally 0 to 2000 PSI
                   (Adjusted to suit rig).
              8.   Height/Depth sensor (EEx Zone 1). Digital shaft encoder with quadrature output, 250 pulses per drawworks resolution.
              9.   Mud Pit level transmitters (EEx Zone 1). Solid state,
                   ultrasonic level transmitter. Range nominal 0 to 5 meters.
                   (adjusted to suit rig).
              10.  Trip tank level sensor. A float type IS level sensor
                   transmitter to provide a tank level signal to the SDI-50 DAQ.
                   Sensor probe overall length = Measuring length - 452 mm
                   (terminal hosing standoff). Please confirm No. of pits, pit
                   BBLs and probe length required when ordering.
              11.  Tension load cell 25k - for tong torque, utilizes item #7 for signal transmission.

              Detail drawing for console to follow identification of customer preferences. Console is custom designed to meet customer's needs.
              Indicators and bar graphs are monitored on a flat screen TFT monitor. Console is made from SS316 stainless steel.

              Includes a power stabilizer. This unit takes whatever power the rig give and provides stable AC & DC supplies for the entire drilling instrumentation package.

              The ROP is calculated on inputs from the drawworks encoder and the number of turns of the traveling block fastline sheave. The encoder tells the block speed and the SDI calculates the ROP. It is displayed on the flat screen TFT monitor.

              There is no need to have a 7 pen recorder. All measured parameters are available as trends on the drillers display. Permanent print out of any trend is also available at the block speed and the SDI calculates the ROP. It is displayed on the flat screen TFT monitor.

                                  Page 45 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

         Qty. 1 EA.
              KEMS with Automatic Drilling System
              Kinetic Energy Monitoring System (KEMS-0006). The KEMS monitors the load, speed and position of the traveling block and when required operates the drawworks brakes, clutches and motors to bring the traveling block to a controlled stop within preset limits of travel. Interfaces are included for operation of the drawworks auxiliary brake; main brake and clutches as well as the drawworks drive motor/s. During downward travel, the system measures the total hook load to determine a safe velocity profile for downward motion. As the blocks descend and speed is gained, the auxiliary brake is engaged to bring the block speed within the safe velocity profile. This process continues until the block comes to rest at, or just above, the bottom limit of travel.
              However, should the auxiliary brake fail to control the descent as requested, then the system will assume an auxiliary brake fault and will immediately actuate the main brake in an effort to bring the blocks to a controlled stop.

              When traveling upwards the system assesses upward velocity and hook load and, when required, will switch off the drive to the drawworks motors and at the same time it shall apply, momentarily, the Elmagco brake to bring the drawworks and traveling block assembly to a standstill at, or just below, the upper limit of travel. Just before the blocks come to a stop the main brake is also set to prevent any subsequent, unwanted, downward motion.

              The KEMS-0006 is a complete system hardware package and is supplied with all materials, required to effect its installation, including:

                  o    Safe Area Signal Conditioning Unit
                  o    Safe Area Power Supply Unit with Battery Back Up or
                       equivalent
                  o    Intrinsically Safe Control Unit (specify stand alone or
                       console mount when ordering)
                  o    Intrinsically Safe Spear Shaft (Drillers offside) mounted
                       Height Sensor.
                  o    Intrinsically Safe Weight Sensor
                  o    Intrinsically Safe Audible Alarm
                  o    Intrinsically Safe Main Brake/Clutch Solenoid
                  o    Pneumatic Shuttle Valve
                  o    Safe Area Auxiliary/Electric Brake Interface
                  o    Safe Area Drawworks on/off throttle relay
                  o    Installation kit including, junction boxes, cable glands,
                       hoses, fittings, mounting brackets and associated
                       fasteners.

                                  Page 46 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
              Automatic Driller: When installed this option provides the system with the ability to control hook load, hence bit weight,
              automatically. In operation the system compares the actual bit weight to the desired bit weight releasing the drawworks brakes to feed off drill line. As this happens any increase in bit weight is compared to the corresponding movements of the drawworks drum. In this way the system continuously monitors the relationship between drawworks rotation (amount of drilling line feed) and the
              subsequent transfer of weight from the hook to the bit. The frequency and duration of the brake release cycle is then
              controlled to provide optimum ROP while ensuring that bit weight is kept at a constant level. The auto-driller does not require to be tuned to match formation changes and drilling rate will progress at the highest possible ROP.

              Documentation:
                  o   System Layout Drawing, DW/
                  o   Electrical Interconnection Drawing, DW/
                  o   General Arrangement Drawing(s), DW/
                  o   System Operating Manual, OM/
                  o   Ex Certification Data Book, CD/
                  o   Calibration and Factory Test Reports, FT/

              Qty. 1 EA. WL100
              KINNECOR / LANTEC Wireline Winch

              Stand mounted winch, with 5.5" dia. barrel, 16" dia. flange, 20"
              long and cable dia .092" performance based on motor torque of
              5,888 LB. IN. @ 68RPM:
              Drum holds 34,800 T of cable on 57 layers. (outfitted with 25,000 ft, stainless steel line)

              Bare drum line pull = 2,100 LB @ 100 FPM
              Mid drum line pull = 990 LB @ 210 FPM
              Full drum line pull = 740 @ 282 FPM

                                   AIR SYSTEM

         Qty. 2 EA. HP75 Air Compressor Ingersoll-Rand Model HP75 air
              compressors

                  Type                          Oil flooded screw air compressor
                  Model                         75 HP
                  Capacity                      299CFM
                  Rated pressure                140PSI
                  Power supply                  480V/60Hz/3Ph

                                  Page 47 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
                  Cooling method                Air cooled
                  Ambient temperature           <46(beta)C

              SCOPE OF SUPPLY:
              Air compressor mounted on air receiver, main electric motor, modulation system, oil cooler, after cooler, air filter, oil filter, water/gas separator, electrical control system, piping, enclosure, etc.

         Qty. 1 EA. LD-0.8/10
              Cold Start Unit
              Two-stage cold start compressor unit, belt drive, guard skid with
              301 cc gasoline fuel engine.

         Qty. 2  IR61D
              Ingersoll-Rand Model IR61D air dryer.

                  o    Model                         IR61D
                  o    Capacity                      7.5 M3/min.
                  o    Max. inlet temperature        66(degree)C
                  o    Filtering capability Oil      0.5ppm
                  o    Particle size                 1 (micron)

         Qty. 2 EA. VAR-53CF-PI
              53CF vertical air receiver with ring base. The 400 gallon receiver is ASME coded and stamped fro 165 PSIG working pressure. Finish is factory standard.
              36"OD x 98"L
              Air Accessory Kit consist of
                  Pressure Relief Valve
                  Pressure Gauge
                  Automatic Drain

         Qty. 1 EA.
              32CF Horizontal air receiver with mounting feet. The 230 gallon receiver is ASME coded and stamped for 165 PSIG working pressure.
              30"OD, 84" length. With accessory kit.

              Air Accessory Kit consists of:
                  Pressure Relief Valve
                  Pressure Gauge
                  Automatic Drain

         Qty. 2 EA. QJ-5B
              Utility air winch. Five (5) ton capacity.

                                  Page 48 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

              Air winch consisting of the following features:

              1.  Key part, piston air motor and adopts dual supporting
                  structure making a more smoothly and efficiently operation.
              2.  Unique design lubrication system of motor valve core makes a more thorough lubrication and a more dependable winch.
              3.  Air distribution valve box is grouped with motor body, making it easier to replace quick-wear parts.
              4.  High starting torque allows for start-up with load. 5.
                  Equipped with automatic brake system and hand brake.
              6.  Automatic brake mechanism integrated in air motor valve box allowing one handle control for lifting, lowering and braking.

              Technical Parameters

              Working Pressure                  0.5 - 0.9 MPa      72 - 130 psi
              Maximum Line Pull (first layer)            50kN        5.5 US ton
              Maximum rope speed                     35 m/min      114.8 ft/min
              Air Consumption (7atm)                 3 m3/min       800 gal/min
                           Rated Power                   15kW              20hp
              Air motor    Piston Stroke                 76mm               3in
                           Cylinder number                  5                 5
                           Diameter                     220mm             8.7in
              Drum         Width                        435mm           17.1 in
                           Diameter of flange           485mm              19in
              Rope Storage                               120m            393 ft
              Rope Diameter                          15.875mm             5/8in
              Overall Length                           1300mm              51in
              Overall Width                             940mm              37in
              Overall Height                            985mm              39in
              Weight                                    620kg            1370lb

         Qty. 1 EA. 8CF
              8 c.f. horizontal air receiver, 60 gallon, ASME coded and stamped to accept minimum 165 PSIG working pressure.

              20" OD x 48" Length

                                   FUEL SYSTEM

         Qty. 1 LOT FT-400-BBL-CYL
              Cylindrical fuel tank, having a 400 BBL capacity, saddle mounted on a three runner skid with oilfield type skid ends for
              tailboarding. Tank includes one 20" OD manway, ladder rungs inside and out, one (1) 2"

                                  Page 49 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
              vent, one (1) 4" fill connection, and one (1) 4" drain and one (1)
              sight level gauge.

              Skid extension decked with 1/4" checkered plate to accommodate fuel transfer pump and one fuel filter.

              Pump and filter quoted separately.

         Qty. 1 EA. K-FF1081
              National Oilwell/Halco Model FS-1081 Fuel Filter System
              This filter package is a three-stage filter type. There is a prefilter to remove dirt, a coalescer element to form dissolved water into droplets and separator element to make the water droplets drop out of the fuel.

              PREFILTER:
              Contains a quantity of three pleated paper filter elements each rated to remove solids to five (5) microns. The three elements will hold approximately twenty pounds of dirt before time to change out the elements. The purpose of the prefilter is to trap solids or dirt before they can reach the coalescer.

              COALESCER:
              Contains a quantity of two coalescer elements and two separator elements. The purpose of the coalescer element is to separate the water from the fuel by forming the water into droplets so that the water will fall out of the fuel by gravity. The purpose of the separator element is to repel any droplets that do not fall out of the fuel. This tank has an automatic drain valve to let the separated water out. This is what is commonly referred to as two-stage separation. It is important to remember that even though the coalescer and separator elements will remove dirt, their primary function is to remove water. Rated to remove water to 5 parts per million or 99.999995%.

              DIESEL FUEL TRANSFER PUMPS
              Two packages each having a Roper 2AM21 gear pumps with built in relief valve, rated at 35-39 GPM mounted on a base with a flexible coupling, OSHA coupling guard and a 3 HP, 1800RPM, explosion proof motor, 230-460Volts, 3 phase, 60 cycle.

              MOUNTING:
              These two filter tanks along with the two pump packages are mounted on a base, piped with valves for series flow through the tanks or to bypass the filters. The pumps will be manifold together so that product can flow through either pump while the other pump is operating. Pressure gauges are mounted on each of the tanks to measure pressure drop and know when to change filters. The system will also include an

                                  Page 50 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
              automatic drain for water, and all necessary valves, unions etc.
              to make it a complete functional unit. The system only requires a hose from the main fuel storage and a hose to the day tank. The total unit is painted with a two-part catalyst setting epoxy.

                                ELECTRICAL RIG-UP

              Electrical materials, supervision, electrical rig-up, welding, and rig down.

              LIGHTING SYSTEM - 120Volt 60 HZ

                  1.   Mast, Racking Board, and Obstruction Lighting
                  2.   Rig Floor - Drawworks Lighting
                  3.   Pipe Rack and Area Lighting
                  4.   Substructure Lighting
                  5.   Mud Pump Lighting
                  6.   Generator Skids
                  7.   Doghouse
                  8.   Water Tank
                  9.   Brake Cooling Tank
                  10.  Hydraulic Unit Skid clamps, safety cables, and stringer, and whips.
                  11.  BOP Skid
                  12.  Work Shop
                  13.  Fuel Tank Skid
                  14.  Suction Tank, 3 - AC Generators 600 Volt 60 HZ
                  15.  Agitator Tank

              All fixtures to be completed outfitted with plugs and receptacles, cable

              GENERATOR POWER AND CONTROL CABLES

                  1.   A/C power and control cables to connect generators to SCR
                       House
                  2.   Control cables for generators
                  3.   Glastic plate for cable entrance @ generator
                  4.   Cable Trays included

              D.C. MOTOR POWER AND CONTROL CABLES

              Mud Pumps Motors (4)
              Drawworks Motors (2)
              Rotary Table Motor (1)

                  1.   Power and Control Cables

                                  Page 51 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

              AC POWER AND CONTROL CABLES

                  1. (2) Mud Tanks are included
                  2. Cable tray's included

              PLUG AND RECEPTACLE PANELS FURNISHED BY NOI

                  1. Plugs and receptacles furnished by Prime

                  A. Between Mud Pump 1 and Mud Pump 2 (4 motors)
                  B. For Mud Tanks & System
                  C. Grasshopper
                  D. (2) Water Tanks
                  E. 120 Volt Power BOP Closing
                  F. Swing out Booms on Water Tank
                  G. Mud Pump Boom
                  H. Workshop & Connections
                  I. BOP Plugs @ Doghouse
                  J. BOP Plugs @ BOP

         RIG-UP SPECIFICATIONS

              A.  Cables supplied will be Polyrad XT 125 degree C type P
              B.  Electrical Rig-up will meet API standards
              C.  All connections to be weatherproof
              D.  Receptacles to have watertight covers
              E.  Grounding of skids included
              F.  Function Test & Support

         ENGINEERING

              A. As built drawings on a C.D. will be provided to NOI.

                                MECHANICAL RIG-UP

         Qty. 1 LOT MRU-T-RD-1500
              Rigup Test Rig Down

         Qty. 1 LOT EL-CBLTRY-GRHPR
              Cable Trays To Grasshopper

         Qty. 1 EA. BN-1, Bell Nipple

         Qty. 1 FL-10, 10" Flow Line

                                  Page 52 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

         Qty. 1 EA. Mousehole Scabbard Assembly

         Qty. 1 EA. Rathole Assembly

                             MISCELLANEOUS EQUIPMENT

         Qty. 1 EA. Drillers Dog House / Control Cabin
              The driller's cabin is designed to provide the drilling operators a safe and comfortable work environment. The cabin will be suitable for the required area classification. Considerations made include:

              Environment
              Considerations made include comfortable colors, low noise levels, and high automation level this environment will enhance the quality and the success of the drilling operations where critical split-second decisions are often made.

              Ergonomics
              The driller's cabin and other control panels are designed to make the operator able to work long shifts without stress or strain.
              The positioning of instruments and controls has been thoroughly evaluated with regard to frequency of use, interrelation and ease of operation and help reduce fatigue to the driller.

              Classification
              The driller's cabin will be rated for a Class 1 Division 2 area.
              The protection means for this housing will be accomplished by pressurization according to NFPA496 requirements.

              Safety
              Since most of the machinery operations are controlled from the driller's cabin the safety will be enhanced considerably. There will be two (2) escape route from the cabin. Protection bars and netting on the sloped windows secure operators from falling/
              moving objects. All windows are of 9/16" laminated, heat
              strengthened safety glass.

              Layout
              From the driller's cabin the operator can control most of the equipment used in the drilling process. Most controls used are included in the drillers control console and are in easy reach of the operators.

              The driller's cabin is located on the drill floor and is designed to have a clear line of sight to the operating machinery and people on the drill floor.

              The equipment/control panels in the driller's cabin will be placed in the

                                  Page 53 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
              most visual / convenient position (fire /gas, drillers talk back, etc.)Driller's cabin features: the cabin supply includes as a minimum the equipment listed below:

              Driller's cabin carbon steel enclosure with grey (RAL 7040).

              Removable protection net attached to the protection bars on sloped windows.

              Insulated walls, roof and floor

              Architectural items such as: wall panels, ceiling panels, Floor cover, door and windows

              Wall mounted HVAC

              Junction boxes where required

              Access to equipment in ceiling/floor the driller's cabin will have available space for

              The drillers cabin will have available space for the Typical instrumentation / equipment as listed below:

                  DCC panel
                  Ex telephones
                  ESD pushbuttons
                  Talkback station
                  BOP panel
                  Choke panel
                  Fire / gas monitor / panel
              Thermostat / pressurization monitoring system for HVAC the driller's cabin is connected to an independent HVAC

              The drillers cabin is connected to an independent HVAC system with dual blowers and two independent power feeders.

              The HVAC unit is located on the outside wall of the cabin.

              The HVAC system supplies the necessary air to pressure the cabin and maintain a safe working environment within the hazardous area.
              The operator has the ability to see an HVAC common alarm on the
              SDI screens if something should occur.

         Qty. 1 SET YNG-CTWLK

                                  Page 54 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------

              One (1) section catwalk, 60" wide x 20" high x 49' long. Decked with 1/2" plate for approximately 10' from the pipe ramp and 3/8"
              plate for the remaining length.

         Qty. 1 EA. WS 8 X 26 X 8
              One (1) workshop. Workshop 26' long x8' wide with one personnel door, one dual access door and one window.

              Includes work bench, mechanics tool set and steel tool chest, and drill press. Air conditioning/heating not included.

         Qty. 1 EA. 812097-JB
              Junkbin 8 Ft. wide x 3 Ft. high x 28 Ft. long, mounted on a three runner oilfield type skid 7 ft. 10" wide X 30 ft. long. Bottom and ends completely plated with 1/4" plate. Sides plated 2 ft. high with 1/4" plate.

              Shipping dimensions:  8 ft. wide X 4 ft. high X 30 ft. long.
              Weight:  12,000 lbs.

         Qty. 1 Electrical Cable Handling System
              5- Booms, 1 telescoping boom.
              (3) Assembly mounts on water tank and one boom on each mud pump.

         TOTAL                                                    $25,096,650.00

                                  Page 55 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
                    SECTION 2 COMMISSIONING & STARTUP ON SITE

2.1      LOCAL SERVICE WITHIN US                     $18,700.00       $56,100.00
         QTY. 3 EA PS-SERV
         To provide service technician to assist with the installation and commissioning of the equipment on-site. Seventeen days is allowed, excluding travel and living expenses (to be charge at cost plus 10%).
         Additional days, if required, will be charged at $1,100.00 per day plus expenses at cost plus 10%.

         Standby or delay time will be billed at the above rates caused by, but not limited to the following conditions:

              o  Weather and other Force Majeure Events,
              o  Waiting on transportation,
              o  Waiting on cranes, forklifts, utilities, etc.
              o  Failure of equipment not provided by NOI
              o  Lack of vendor/customer information
              o  Late delivery of customer supplied equipment
              o  Delays caused by field modifications to customer supplied equipment
              o  Inability to perform work due to interference from other contractors
              o  Inability to work more than 4 hours in any single day caused by the customer or other vendor.

         TOTAL                                                        $56,100.00

                                  Page 56 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
                          STANDARD TERMS AND CONDITIONS
NO TERMS OR CONDITIONS, OTHER THAN THOSE STATED HEREIN, AND NO AGREEMENT OR
UNDERSTANDING, ORAL OR WRITTEN, IN ANY WAY PURPORTING TO MODIFY THESE TERMS AND
CONDITIONS, WHETHER CONTAINED IN BUYER'S PURCHASE OR SHIPPING RELEASE FORMS, OR
ELSEWHERE, SHALL BE BINDING ON SELLER AND ANY SUCH ATTEMPTED MODIFICATIONS ARE
HEREBY REJECTED BY SELLER. ALL PROPOSALS, NEGOTIATIONS, AND REPRESENTATIONS, IF
ANY, MADE PRIOR, AND WITH REFERENCE HERETO, ARE MERGED HEREIN.

All quotations and sales are FOB point of shipment unless otherwise specified on the face hereof. Seller's responsibility ceases upon delivery to carrier and title shall transfer and risk of lost goods shall be borne by Buyer at that point. Any Hot Shot or other premium transportation charges requested by Buyer will be for the account of Buyer. A minimum shipping and handling charge shall apply on any order of less than $500.00. Prices are subject to adjustment to reflect the Seller's prices in effect at time of shipment. No claims for price adjustments will be honored unless presented within one year from date of invoice. All quotations are subject to change without notice and to prior sale of goods.

THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THE DESCRIPTION ON THE FACE HEREOF.
THIS WARRANTY IS GIVEN EXPRESSLY AND IN PLACE OF ALL OTHER EXPRESS OR IMPLIED
WARRANTIES AND ALL IMPLIED WARRANTIES FOR MERCHANTABILITY AND FITNESS FOR A
PARTICULAR PURPOSE ARE DISCLAIMED.

Goods manufactured by others are sold "as is" except to the extent the manufacturer honors any applicable warranty made by the manufacturer. Secondhand goods are sold "as is". Leased goods, new or used, are leased "as is".

In the event any goods manufactured by Seller and furnished hereunder are found to be defective or otherwise fail to conform to the conditions of this contract,
Seller will, at its option, either: (1) replace the goods at the delivery point specified herein, (2) repair the goods, or (3) refund the purchase price.
Buyer's remedies with respect to goods manufactured by Seller and furnished hereunder that are found to be defective or otherwise not in conformity with the contract shall be limited exclusively to the right to have said goods replaced, repaired, or to a refund of the purchase price, at Seller's option. Buyer's remedies with respect to goods manufactured by others and furnished hereunder that are found to be defective or otherwise not in conformity with the contract are limited to any warranties extended and honored by the manufacturer. Buyer's remedies are limited as aforesaid regardless of whether Buyer's claim is based on principles of contract or tort. Claims must be made promptly following delivery of the goods to the Buyer, but within one year from date of tender of delivery. Seller must be given a reasonable opportunity to investigate. NEITHER
SELLER NOR THE MANUFACTURER SHALL HAVE ANY LIABILITY FOR SPECIAL, INDIRECT,
CONSEQUENTIAL, INCIDENTAL, OR OTHER CLAIMS FROM ANY BREACH OF CONTRACT OR TORT
COMMITTED BY SELLER OR THE MANUFACTURER OF GOODS RESOLD BY SELLER. Buyer agrees that it is to be solely responsible for, and will hold Seller, and the manufacturer of any goods resold by Seller, harmless from any claims, regardless of their basis, by Buyer or third parties that may arise from the goods after delivery, except for replacement, repair, or refund of the purchase price, at
Seller's option, for Seller manufactured goods or as provided in any warranties extended and honored by the manufacturer on goods manufactured by others as provided above. Seller's total cumulative liability in any way arising from or pertaining to any products sold or required to be sold under this contract, shall not in any case exceed the purchase price paid by Buyer for such product.

With respect to any work performed on goods furnished by Buyer (including but not limited to repairing, welding, machining, fabricating, heat treating, and forging) Seller agrees to make every effort to perform fully such work in accordance with Buyer's specifications. Seller shall be responsible for damages to such goods caused only by Seller's negligence, in which case Buyer's remedy shall be limited exclusively to the price of the work to be performed by Seller on the article damaged. Claims must be made promptly following delivery of the goods to Buyer, but within three months from the date the same is put into operation and, in any event, not more than one year after date of tender of delivery. Seller must be given a reasonable opportunity to investigate. Seller shall have no liability for special, indirect, consequential, incidental or other damages arising from any breach of contract or tort.

All federal, state, dominion, provincial or municipal taxes now or hereafter imposed in respect to the goods sold by the Seller and/or the processing, manufacture, delivery, transportation and/or proceeds of the goods herein specified shall be for the account of the Buyer and if taxes are required to be paid by the Seller, the amount thereof shall be added to and become part of the price payable by the Buyer.

Payment shall be made at par in legal tender of the United States of America.
Buyer shall make such arrangements for terms of payment as Seller's treasurer shall from time to time require. All orders are subject to the continued review of the Seller and if, in its opinion, the financial position of the Buyer has so changed prior to delivery as to render the Seller insecure, the Seller may suspend production and/or refuse to make delivery pending satisfactory modification of the terms of payment. If in the event it becomes necessary to place the account in the hands of an attorney for collection, Buyer agrees to pay reasonable attorney's fees incurred by the Seller. Buyer shall pay interest of 18% per annum for all accounts after the due date; provided, however in no event shall Buyer be required to pay any amount beyond the maximum allowed by law.

In the event of any delay in Seller's performance due to fire, explosion, strike, shortage of utility, facility, material or labor, delay in transportation, breakdown or accident, compliance with any other action taken to carry out the intent or purpose of any law or regulation, or other causes beyond
Seller's control, Seller shall not be liable for any direct or indirect damage or loss due to any such causes. Seller uses reasonable efforts to ship within the time specified, but does not guarantee to do so and shall not be liable for any damage caused by delay in delivery, irrespective of the cause of delay.

Any clause required to be included in a contract of this type by any applicable law or administrative regulation having the effect of law shall be deemed to be incorporated herein. It is hereby certified that the goods manufactured by
Seller are produced in accordance with the Fair Labor Standards Act.

No material may be returned to the Seller nor may orders be canceled or specifications changed without first obtaining written permission of the Seller.

                ADDITIONAL CONDITIONS APPLICABLE TO EXPORT SALES
                ------------------------------------------------

Seller will not provide any certification or other documentation nor agree to any contract provision or otherwise act in any manner which may cause Seller to be in violation of United States law, including but not limited to the Export
Administration Act of 1979 and regulations issued pursuant thereto. This contract shall be construed in accordance with United States law.

                                  Page 57 of 58

[NATIONAL OILWELL VARCO LOGO]                              PROPOSAL
--------------------------------------------------------------------------------
Customer Name:      UNION DRILLING                      Quote No:  NOI-11283-DWK
Project Name:       NONE                                Date: 12/08/05
Cust Ref No:        NONE
--------------------------------------------------------------------------------
All orders shall be conditional upon granting of Export Licenses or Import
Permits which may be required. Buyer shall obtain at its own risk any required
Export License and Import Permits and Buyer shall remain liable to accept and pay for material if licenses are not granted or are revoked. Unless otherwise specified on the face hereof, all international sales shall be ex-works, our plant, in accordance with Incoterms 1990 edition, as modified by these terms and conditions

                                  Page 58 of 58